As filed with the Securities and Exchange Commission on October 28, 2004
                      Registration Nos. 33-90358; 811-09000

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.

                                    FORM N-1A


         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 { X }

                         Pre-Effective Amendment No. __


                         Post-Effective Amendment No. 11

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 {X}

                                Amendment No. 11


                        (Check appropriate box or boxes)

                                 OAK VALUE TRUST
               (Exact Name of Registrant as Specified in Charter)

                         3100 Tower Boulevard, Suite 700
                          Durham, North Carolina 27707
                    (Address of Principal Executive Offices)
       Registrant's Telephone Number, including Area Code: (919) 419-1900

                               Larry D. Coats, Jr.
                       Oak Value Capital Management, Inc.
                         3100 Tower Boulevard, Suite 700
                          Durham, North Carolina 27707
                     (Name and Address of Agent for Service)


It is proposed that this filing will become effective (check appropriate box):


/ / immediately upon filing pursuant to paragraph (b)
/X/ on November 1, 2004 pursuant to paragraph (b)
/ / 60 days after filing pursuant to paragraph (a)(1)
/ / on (date) pursuant to paragraph (a) (1)
/ / 75 days after filing pursuant to paragraph (a) (2)
/ / on (date) pursuant to paragraph (a) (2) of Rule 485(b)


If appropriate, check the following box:

/ / This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                   PROSPECTUS


                                NOVEMBER 1, 2004



                               [GRAPHIC OMITTED]

                                 OAK VALUE FUND



                            ------------------------
                            PRIVACY POLICY ENCLOSED
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                              www.oakvaluefund.com



The Securities and Exchange Commission has not approved or disapproved the shares described in this prospectus or determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.


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THE OAK VALUE FUND                                                           TABLE OF CONTENTS

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                                [GRAPHIC OMITTED]     RISK/RETURN SUMMARY AND FUND EXPENSES
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Carefully review this important                        Risk/Return Summary                    3
section,  which summarizes the                         Performance of the Fund                5
Fund's investment strategies,                          Fees and Expenses                      6
risks, past performance, and
fees.

                                [GRAPHIC OMITTED]     INVESTMENT GOAL, STRATEGIES AND RISKS
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Review this section for more                           Main Investment Strategies             7
information  on  investment                            Additional Risks of Investing in
strategies  and their risks.                             the Fund                             9
                                                       Other Information about the Fund's
                                                         Investment Techniques and Policies   9


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                                [GRAPHIC OMITTED]     PRIVACY  POLICY                        10
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REVIEW THIS SECTION FOR INFORMATION
ON THE FUND'S PRIVACY POLICY.
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                                [GRAPHIC OMITTED]     FUND MANAGEMENT
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Review this section for details on                     The Investment Adviser                11
the people and organizations who                       Portfolio Managers                    11
oversee the Fund.                                      Commonly Asked Questions About
                                                         Oak Value                           12


                                [GRAPHIC OMITTED]     SHAREHOLDER INFORMATION
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Review this section for details on                     Pricing of Fund Shares                13
how shares are valued, how to                          Purchasing and Adding to Your Shares  15
purchase, sell and exchange                            Selling Your Shares                   18
shares, related charges and                            General Policies On Selling Shares    19
payments of dividends and                              Dividends, Distributions and Taxes    21
distributions.


                                [GRAPHIC OMITTED]     FINANCIAL HIGHLIGHTS                   22
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                                [GRAPHIC OMITTED]     BACK COVER
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                                                       For More Information


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RISK/RETURN SUMMARY AND FUND EXPENSES                       [GRAPHIC OMITTED]
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                                                          RISK/RETURN SUMMARY

                    The following is a summary of certain key information about the Oak Value Fund (the "Fund"). The risk/return summary and fund expenses describe the Fund's investment goal, main investment strategies, main investment risks and certain performance information under "Risk/Return Summary" and the Fund's expenses under "Fees and Expenses."



INVESTMENT GOAL     To seek capital  appreciation.

MAIN INVESTMENT STRATEGIES
                    The Fund invests primarily in equity securities, consisting of common and preferred stocks and securities convertible into common stocks traded in domestic and foreign markets. In selecting investments for the Fund, Oak Value Capital
                    Management, Inc. ("Oak Value" or the "Adviser"), by performing fundamental research on individual companies, seeks to identify securities of companies whose intrinsic values are more than their market values. The Adviser considers several factors, including a company's competitive position in its industry, its earnings and cash flow, the value of a company's assets, the market prices of comparable businesses, and the quality of the company's management in assessing a company's intrinsic value. While the Adviser does not establish market capitalization targets for the portfolio, investors should expect the Fund to own small, medium and/or large capitalization stocks in the portfolio at any point in time. Once the Adviser has identified undervalued securities, the Fund will seek to hold them for the long-term and achieve long-term capital appreciation as the marketplace realizes the value of these companies over time.

MAIN INVESTMENT RISKS
                    The Fund may or may not achieve its goal. You could lose money on your investment in the Fund.

                    Other  risks  are:

                    MARKET RISK--This is the risk that the value of the Fund's investments, and therefore, the Fund's share price, will fluctuate as the stock market fluctuates and that prices overall may decline over short or longer-term periods.

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RISK/RETURN SUMMARY AND FUND EXPENSES                        [GRAPHIC OMITTED]
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                    SELECTION RISK--This risk is the possibility that the Adviser's investment strategies may not work as planned, that the intrinsic values of the securities selected may never be realized by the market and that the securities selected may underperform the market or other investments.

                    CAPITALIZATION RISK--To the extent the Fund invests in small-cap and mid-cap companies it may have capitalization risk. These companies' stocks may be more volatile than the overall market. In particular, these companies may have limited product lines, markets and financial resources and may be dependent on a relatively small management group. Their shares may trade less frequently and in limited volume, negatively affecting the share price and making them potentially more difficult to sell. For this reason, the Fund's returns may vary from the stock market generally.

WHO MAY WANT TO INVEST?
                    Consider  investing in the Fund if you are:
                    o    Interested   in  adding  a  value   component  to  your
                         portfolio
                    o Willing to accept higher risks of investing in the stock market
                    o Seeking a long-term investment goal such as retirement, education, or wealth accumulation

                    This Fund will not be appropriate for anyone:
                    o    Seeking  monthly income
                    o Pursuing a short term goal or investing emergency reserves
                    o    Seeking to avoid market  fluctuation in share price

                    The Fund is not intended as a complete investment program.

The bar chart and performance table shown on this page provide some indication of the risks and variability of investing in the Fund by showing how the Fund has performed and how its performance has varied from year to year. The bar chart shows changes in the Fund's yearly performance over the past ten years to demonstrate that the Fund's performance varied at different times. The table below it compares the Fund's average annual returns on a before-tax basis and an after-tax basis for certain time periods compared to the returns of the S&P 500 Index, a widely recognized, unmanaged index of common stocks. The impact of taxes is not refleted in the bar chart; if reflected, returns would be less than those shown. How the Fund has performed in the past (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

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WHAT IS AN INDEX?
An index measures the market price of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

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RISK/RETURN SUMMARY AND FUND EXPENSES                   [GRAPHIC OMITTED]
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PERFORMANCE BAR CHART
YEAR-BY-YEAR TOTAL RETURNS1


[GRAPHIC OMITTED]


-1.54   28.89   28.99   37.70    18.93   -3.12   18.17   -0.47   -24.34    32.11
-----   -----   -----   -----    -----   -----   -----   -----   ------    -----
 1994   1995     1996    1997     1998    1999   2000     2001     2002    2003

* For the period January 1, 2004 through September 30, 2004 the Fund's aggregate (non-annualized) total return was -0.63%.

            --------------------------------------------------------
             Best quarter:          2nd Qtr 2003            26.13%
             Worst quarter:         3rd Qtr 1998           -18.64%
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                                PERFORMANCE TABLE
                          AVERAGE ANNUAL TOTAL RETURNS
                     (for periods ended December 31, 2003)1
            ----------------------------------------------------------
                                   1 Year    5 Years      10 Years
            ----------------------------------------------------------
            RETURN BEFORE TAXES    32.11%      2.64%       11.81%
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            RETURN AFTER TAXES
            ON DISTRIBUTIONS       32.11%      2.23%       10.94%
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            RETURN AFTER TAXES
            ON DISTRIBUTIONS
            AND SALE OF SHARES     20.87%      2.10%       10.02%
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            S&P 500 INDEX          28.68%     -0.57%       11.07%
            ----------------------------------------------------------

The table assumes shareholders redeem all their Fund shares at the end of the period indicated. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

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1 Both the bar chart and the performance table assume reinvestment of dividends and distributions.

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RISK/RETURN SUMMARY AND FUND EXPENSES                     [GRAPHIC OMITTED]
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                                                    FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares. The expenses shown are based on those incurred the fiscal year ended June 30, 2004. Actual expenses may be more or less than those shown.


SHAREHOLDER TRANSACTION FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Redemption Fee (as a percentage
of the amount redeemed)                                            2%*
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ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Advisory Fee                                                     0.90%
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12b-1 Fees                                                        None
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Other Expenses                                                   0.35%
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Total Annual Fund Operating Expenses                             1.25%
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* The redemption fee applies to redemptions of shares within 90 days of the date of purchase.


EXPENSE EXAMPLE
Use this Example to compare fees and expenses with those other mutual funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

o    $10,000 investment
o    5% annual return
o    Redemption  at the end of each  period
o    No changes in the Fund's operating  expenses
o    Reinvestment of all dividends and distributions

Because this Example is hypothetical and for comparison only, your actual costs may be higher or lower.

                   1         3        5        10
                  Year     Years    Years     Years

                  $127     $397     $686     $1,511

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INVESTMENT GOAL, STRATEGIES AND RISKS                   [GRAPHIC OMITTED]
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VALUE INVESTING:
The VALUE PHILOSOPHY that the Adviser seeks to follow rests on the principle that the market is not always priced efficiently. VALUE INVESTING is predicated on the ability to find undervalued securities.

The Adviser views growth and value as two sides of the same coin. In this context, value investing is simply buying growth at a discount. The value side of the coin represents the price that an investor is willing to pay for a particular security. That price should be at a sufficient discount to provide a margin of safety and thereby have a high probability of capital preservation. The concept of a MARGIN OF SAFETY is pivotal to the successful implementation of value investing. The entire premise of value investing rests on the manager's ability to exercise judgment with discipline regarding the purchase price of a security. A margin of safety refers to the difference between the investor's calculation of intrinsic value and the price at which the security is trading in the market. There is a given margin of safety at one price level and a diminished margin of safety at a higher price level. In other words, as the price of a security approaches the investor's calculation of value, the margin of safety declines. Many managers can identify a good business, but the successful value manager can analyze the price at which that security falls into the purchase category. The concept of a margin of safety is applicable to the purchase of common stocks, preferred stock or fixed-income instruments.

The other side of the coin is the GROWTH ASPECT of that particular security. A company that possesses the potential to grow through business expansion over time represents the ability to buy a future stream of income that will be reflected in its future stock price. Paying a reasonable price, with a sufficient margin of safety, in an enterprise that can grow is essential to long-term value investing.
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INVESTMENT GOAL
The Fund seeks capital appreciation.

MAIN INVESTMENT STRATEGIES
The Fund's portfolio will be comprised primarily of common stocks, convertible preferred stocks and preferred stocks traded on domestic and foreign securities exchanges or on the over-the-counter markets. Securities selected are those securities that, in the opinion of the Adviser, are priced at a discount to intrinsic value.

The Adviser selects securities based upon the Adviser's view of the intrinsic value of the issuer and its equity securities relative to the market price. A few of the characteristics that may indicate unrecognized intrinsic value are that the shares sell at a:

o Substantial discount to the value of the busi-ness determined by cash flow analysis (discounted cash flow) and qualitative characteristics such as the company's position relative to its customers, suppliers, competitors and substitute products;

o Substantial discount from a price at which the securities of comparable businesses have been sold in arms' length transactions between parties judged to be competent business persons; or

o Substantial discount from asset value which is based on the sum of the company's parts including consideration of hidden assets, such as overfunded pension plans, understated value of inventories, appreciated real estate, brand names and franchises, less the present value of its liabilities.

Other factors considered desirable by the Adviser in selecting potential investments include:

o Indications of a shareholder-oriented management-- The Adviser believes that if management has a vested ownership interest in the company's success, it is more likely that the interests of shareholders and management

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INVESTMENT GOAL, STRATEGIES AND RISKS                   [GRAPHIC OMITTED]
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BOTTOM-UP  INVESTMENT PROCESS:
FUNDAMENTAL RESEARCH is the foundation on which value investing rests. Most value proponents use a BOTTOM-UP APPROACH (focusing on specific companies rather than the overall market level or industry sectors) to find the companies meeting their criteria. The integrity of the analytical approach is important to the value investor because it provides demonstrated evidence of the value of a company relative to its current stock price. No matter how good the story or how great the management, the intrinsic value of a company lies solely with the present value of the future cash flow available after capital spending and taxes.

An important requirement for most value investors is that they understand the business they are trying to value. The preference for simple businesses, without undue complication and technological change, allows the investor to develop a complete understanding of the future prospects of the company. Since the value investor begins with the premise that the current market price is no indication of the true worth of a business, the value investor analyzes the company's reports and other public information to develop his own opinion of intrinsic value. THE PURCHASE DECISION RESTS ON THE ABILITY TO BUY THAT SECURITY WITH A GREAT ENOUGH MARGIN OF SAFETY TO ENSURE SAFETY OF PRINCIPAL AND AN ADEQUATE RETURN.

The second premise of the value investor is that the STOCK PRICES WILL FLUCTUATE OVER TIME BUT THAT, OVER THE LONG TERM, MARKET PRICE WILL MOVE TOWARDS INTRINSIC VALUE. The margin of safety should expand as the intrinsic value of the business increases. In a growing enterprise the investor is not forced to wait for a catalyst to unlock the hidden value (takeovers, mergers, liquidation, etc.). A GOOD BUSINESS WILL EXHIBIT STRONG CASH FLOW GENERATION, SIGNIFICANT BARRIERS TO COMPETITION, AND MODERATE OR LOW REQUIREMENTS FOR CAPITAL REINVESTMENT.
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MAIN  INVESTMENT STRATEGIES - CONTINUED

will coincide, and the company will therefore be managed for the benefit of all shareholders. Ownership of a substantial equity position could be evidence of a shareholder-oriented management;

o Evidence of financial strength--The most attractive companies have solid financial foundations, such as a consistent generation of free cash flow, a strong balance sheet, and a high return on capital;
o Cash flow generation--The company should exhibit a sufficient cash flow to fund its internal needs for capital replacement and expansion, without excessive need for debt or new equity offerings;
o Pricing flexibility--The company should have the ability to raise prices independent of competitive forces;
o Dominant position in the market--The company should exhibit an ability to control its own destiny;
o Franchise position--The company should have a strong market share, or significant niche in its market;
o Competitive barriers to entry--The company should be in an industry which does not allow easy competition, to ensure against wide swings in earnings as a result of unexpected competitors; and
o Reinvestment ability--The company has the ability to reinvest its earnings at a high rate of return.

While portfolio securities are generally acquired for the long term, they may be sold under some of the following circumstances when the Adviser believes that:

o The anticipated price appreciation has been achieved or is no longer probable;
o    Alternate investments offer superior total return prospects; or
o    A fundamental change has occurred in the company or its market.

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INVESTMENT GOAL, STRATEGIES AND RISKS                   [GRAPHIC OMITTED]
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ADDITIONAL RISKS OF INVESTING IN THE FUND
FOREIGN  INVESTMENT  RISK--Although  the Fund is not  limited  in the  amount of foreign securities it may acquire, it is presently expected that the Fund will not invest in excess of 10% of its assets (measured at the time of purchase) in direct investments in foreign securities traded on foreign securities exchanges. Overseas investing carries potential risks not associated with domestic investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility of foreign investments, (4) lack of uniform accounting, auditing and financial reporting standards, (5) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, (6) increased price volatility, and (7) delays in transaction settlement in some foreign markets.

OTHER INFORMATION ABOUT THE FUND'S INVESTMENT  TECHNIQUES AND POLICIES
CHANGE IN POLICY--The Trustees may change any policy not specifically described as fundamental in this prospectus or in the Fund's Statement of Additional Information ("SAI") without a shareholder vote.

TEMPORARY DEFENSIVE POSITION--Although it is not anticipated to happen, the Fund is permitted for temporary defensive purposes in response to adverse market or other conditions, to make short-term investments, or hold substantial cash reserves. While the Fund is investing for temporary defensive purposes, it may not meet its investment objective.

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NOTICE OF PRIVACY POLICY         [GRAPHIC OMITTED]

This privacy policy applies to the Oak Value Fund ("Fund" or "we"). The Fund recognizes the importance of protecting your nonpublic personal information ("personal information") and is committed to maintaining the privacy and confidentiality of that information. We may change this privacy policy at any time on notice to you.

WHAT TYPES OF PERSONAL INFORMATION DO WE COLLECT FROM YOU?

We may collect personal information about you from a variety of sources. When you sign up for our e-mail list or contact us through the Fund's web site, we will ask you to provide us with your name, phone number and e-mail address. In addition, we will request that you indicate whether you are a current or prospective shareholder of the Fund. When you request a new account kit through the Fund's web site, we will also ask you for your mailing address. This personal information will be added to our mailing list enabling you to receive future paper and/or electronic communications about the Fund. If you do not wish to receive these communications, you will have an opportunity to decline this option on the request new account kit form under "special requests." We do not use "cookies" to identify or track users of the Fund's web site.

We may collect additional personal information that we receive from you such as information provided on applications, information that you supply to us during the account opening process or after you become a shareholder and any correspondence or communications that you have with the Fund or its service providers. We also will have access to information about your account history, including your transactions and account balances.

HOW DOES THE FUND USE THE PERSONAL INFORMATION THAT IT COLLECTS AND WITH WHOM DOES IT SHARE INFORMATION?

The Fund does not sell personal information that is collected from customers. We use all of the personal information that we collect (as described above) to provide you with the products and services that you request and to fulfill legal and regulatory requirements. We may share your personal information with affiliated and unaffiliated third parties that provide services to, or on behalf of, the Fund, including third parties that assist us in servicing your account and offering and providing various products and services to you. The Fund may, among other things, disclose or report personal information in certain circumstances where we believe disclosure is required under law, to cooperate with regulators or law enforcement authorities and to protect our rights or property. We also may share personal information with your designated agent or other parties that you authorize. The Fund does not disclose any personal information about customers or former customers to anyone, except as permitted by law.

Although we do not currently have any arrangements in place, the Fund reserves the right to disclose all of the personal information that we collect (as described above) to other financial institutions with whom we may, from time to time, establish joint marketing arrangements. Any such joint marketer will be required to agree to maintain the confidentiality of your personal information.

Nothing in this privacy policy is intended to interfere with the ability of the Fund to transfer all or part of its business and/or assets to an affiliated or unaffiliated third party at any time, for any purpose, without any limitation whatsoever.

HOW IS MY PERSONAL INFORMATION PROTECTED?

We will limit access to your personal information to those persons that need the information to service your account or to offer and provide products and services to you and the Fund. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your personal information.

WHO SHOULD I CONTACT IF I WANT MORE INFORMATION ABOUT THIS PRIVACY POLICY?

Please let us know if we can answer any questions you may have regarding our privacy policy. You may contact us via e-mail at info@oakvalue.com or by telephone at (800) 680-4199.


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FUND MANAGEMENT                                     [GRAPHIC OMITTED]
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THE INVESTMENT ADVISER

Oak Value Capital Management, Inc., 3100 Tower Boulevard, Suite 700, Durham, North Carolina 27707 is the investment adviser for the Fund. The predecessor firm to the Adviser was founded in May 1986. Oak Value provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities. For these advisory services during the fiscal year ended June 30, 2004, the Fund paid Oak Value a fee equal to .90% of the Fund's average net assets.

In addition to acting as Adviser to the Fund, Oak Value also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals. Overall investment strategies are determined by Oak Value's Investment Committee. Oak Value's portfolio managers implement these strategies for specific portfolios based on the needs and requirements of each account.

PORTFOLIO MANAGERS

David R. Carr, Jr., Chairman and Chief Investment Officer of the Adviser,  Larry
D. Coats, Jr., Chief Executive Officer and President of the Adviser, and Matthew
F. Sauer, Senior Vice President and Director of Research of the Adviser, are responsible for the day-to-day management of the Fund's portfolio and each serves on Oak Value's Investment Committee. Mr. Carr acted as manager of the Fund since its inception from 1993 to 1995 and has acted as co-manager since 1995. Mr. Carr has a degree in Business Administration with a concentration in Accounting from the University of North Carolina in Chapel Hill, as well as a Juris Doctor degree from the Law School at the University of North Carolina in Chapel Hill. Mr. Coats joined the Adviser in 1994 and was named a co-manager of the Fund in July 2003. Mr. Coats has a Bachelor of Science degree and a Masters of Business Administration from the University of South Carolina. Mr. Sauer joined the Adviser in 1992 and was named a co-manager of the Fund in July 2003. Mr. Sauer has a Bachelor of Science degree from Lawrence Technological
University and a Masters of Business Administration from Duke University. Messrs. Carr, Coats and Sauer have studied and applied value investing techniques and use the same value-oriented philosophy to manage the Fund as they use to manage the Adviser's other accounts.

The late George W. Brumley, III, who co-founded the Adviser with Mr. Carr, served as co-portfolio manager of the Fund until his death in July 2003. Mr. Brumley was Chairman and Chief Executive Officer of Oak Value.

The STATEMENT OF ADDITIONAL INFORMATION has more detailed information about the Adviser and other service providers.

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FUND MANAGEMENT                                     [GRAPHIC OMITTED]
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COMMONLY ASKED QUESTIONS ABOUT OAK VALUE

OAK VALUE IS A VALUE MANAGER USING A BOTTOM-UP INVESTMENT PROCESS. HOW DOES OAK VALUE DEFINE VALUE?

Oak Value's philosophy is strongly influenced by the teachings of Benjamin Graham and Warren Buffett. Half a century ago, Graham introduced the principles which have become the foundation for many successful value investors: (1) OWN EQUITIES; (2) VIEW THEM AS BUSINESSES; (3) ALWAYS REQUIRE A MARGIN OF SAFETY; AND (4) MAINTAIN THE APPROPRIATE PERSPECTIVE ON THE MARKET. These principles have maintained their validity, but their application has varied from one value investor to the next. Oak Value looks for companies that produce predictable, growing excess cash flow and that have managements which have demonstrated their ability to redeploy that capital for the long-term benefit of shareholders. Further, Oak Value believes that the market is not a perfect reflection of a company's value, but merely an auction clearinghouse subject to emotional swings by its participants. Oak Value defines this philosophy as investing in GOOD BUSINESSES WITH GOOD MANAGEMENT AT ATTRACTIVE PRICES.

HOW DOES OAK VALUE DETERMINE THE INTRINSIC VALUE OF A COMPANY?

Oak Value believes the true intrinsic value of a business is based on the present value of the future cash flows the company can generate. Oak Value's work is focused on fine tuning the inputs into its valuation equation. The first step is to determine whether a specific company is a business Oak Value would like to own based on the economics and competitive characteristics of the industry and the company's positioning within the industry. Further qualitative analysis is given to the company's position relative to its customers, suppliers, competitors and substitute products. This qualitative analysis serves a very important role in the determination of the inputs into the quantitative analysis. Oak Value's focus on this broader approach to research and analysis is driven by the belief that a business must be understood before it can be valued.

HOW IMPORTANT ARE COMPANY VISITS?

Because Oak Value views equities as businesses, not pieces of paper, company visits are critical to the investment process. Oak Value typically conducts meetings with the companies in which Oak Value has holdings as well as many of those companies' customers, suppliers and competitors. Oak Value believes the company meetings are crucial to the investment process and to the long-term performance of its clients' investments.

WHAT IS OAK VALUE'S SELL DISCIPLINE?

It is often just as difficult to sell a business as it is to buy a business. Oak Value typically sells businesses for one of three reasons:

o    A price target is met on a relative or absolute basis.

o Oak Value has identified a better opportunity with a greater margin of safety.

o    There is a change in the fundamentals of the business.

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SHAREHOLDER INFORMATION                              [GRAPHIC OMITTED]
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PRICING OF FUND SHARES
-------------------------

HOW NAV IS CALCULATED
The NAV is calculated by adding the total value of the Fund's investments and other assets, subtracting its liabilities and then dividing that figure by the number of outstanding shares of the Fund:

         NAV =
Total Assets - Liabilities
---------------------------
    Number of Shares
      Outstanding

You can  find  the  Fund's  NAV
daily in The Wall Street
Journal and other newspapers
under:

OAK VALUE
Ticker Symbol: OAKVX
---------------------------

Per share net asset value ("NAV") for the Fund is determined and its shares are priced at the close of regular trading on the New York Stock Exchange ("NYSE"), normally at 4:00 p.m. Eastern time. Shares are not priced on days the NYSE is closed for trading (i.e., weekends and certain holidays).

Your order for purchase or sale of shares is priced at the next NAV calculated after it is received in good order by the Fund. This is what is known as the offering price.

The Fund's investments and other assets are valued daily at their current market value, unless market quotations are not available, in which case securities will be valued in good faith at fair value under procedures approved by the Fund's Trustees.

AUTOMATED TELEPHONE SERVICES:
The Fund Voice Response System (1-800-622-2474) is your hotline to account balance, performance and price information on your Fund Account. This 24-hour-a-day service is available through your touch-tone telephone. Shareholder Service Representatives are available to answer any questions between the hours of 8:30 a.m. - 5:30 p.m. Eastern Time.

WEBSITE--WWW.OAKVALUEFUND.COM
The  Oak  Value  Fund  website  offers  the  following  sections:

o About Oak Value--Learn more about Fund philosophy, history, and investment approach

o    Latest & Greatest--Recent publications and press on the Oak Value Fund

o    Facts--Performance, distribution information, fact sheets and more

o    How to Invest--Request or download a prospectus, applications, and reports

o E-mail List--When we release updated information (e.g., periodic shareholder communications, research pieces, factual information about the Fund, prospectus updates, etc.), we make that information available in hard copy form and simultaneously post it on our website. These notifications can be sent to you via e-mail by completing the form on the "Mailing List" section of the site.

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SHAREHOLDER INFORMATION                              [GRAPHIC OMITTED]
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CONFIRMATIONS, STATEMENTS, AND SHAREHOLDER REPORTS
Each time you purchase or redeem shares, you will receive a confirmation of the transaction. At the end of the calendar quarter, you will receive a statement that will include complete information on activity in your account during that quarter. At the end of each year your statement will include detailed information on all transactions for that year. You should save the year-end statement for tax purposes. In addition, the Fund provides shareholder reports for the periods ending June 30 (audited) and December 31 (unaudited) in printed form to each shareholder. These reports are also available via the website (www.oakvaluefund.com). Interim quarterly manager commentary reports are also available upon request and are posted each quarter to the website.

You may receive e-mail notifications of these report postings as well as other publications (e.g., periodic shareholder communications, research pieces, factual information about the Fund, prospectus updates, etc.) by filling in the form on the "Mailing List" section of the Oak Value Fund website. Notifications of these postings do not replace the hard copy regulatory material that you will receive via U.S. postal mail.

AUTOMATIC INVESTMENT PLAN
You can make automatic investments in the Fund from your bank account. See page 17 for more information. Automatic Withdrawal Plan If you own $10,000 or more of a Fund's shares, you may redeem a fixed sum ($100 or more) from your account on a regular basis. Shares will be redeemed automatically at NAV to make the withdrawal payments. See page 19 for more information.

INDIVIDUAL RETIREMENT ACCOUNT (IRA)
If you have earned income or are entitled to certain distributions from eligible retirement plans, you may make or authorize contributions to your own Individual Retirement Account. Traditional IRA, Roth IRA, Coverdell IRA and SIMPLE IRA Plans are available to shareholders.

================================================================================

SHAREHOLDER INFORMATION                              [GRAPHIC OMITTED]
================================================================================

PURCHASING  AND ADDING TO YOUR SHARES

You may purchase shares directly from the Fund or through accounts with broker-dealers or other financial intermediaries. These intermediaries may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling shares.** If you purchase shares through a broker-dealer or other financial intermediary, the intermediary may have an earlier cut-off time for purchase and sale requests. Consult your investment representative for specific information.

                                             MINIMUM INVESTMENT
ACCOUNT TYPE                          INITIAL*               SUBSEQUENT*

Regular Account                       $2,500                     $100
--------------------------------------------------------------------------------
Retirement Plan Account               $1,000                     $100
--------------------------------------------------------------------------------
Automatic Investment Plan             $2,500                     $100
--------------------------------------------------------------------------------

All purchases must be in U.S. dollars. A fee will be charged for any checks that do not clear. Third-party, credit card convenience or foreign checks are not accepted.

The Fund may waive its minimum purchase requirement and may reject a purchase order if it considers it in the best interest of the Fund and its shareholders.

Excessive, short-term trading practices may disrupt portfolio management strategies, harm Fund performance and increase expenses. To minimize harm to the Fund and its shareholders, the Fund reserves the right to reject purchase orders from investors that have a history of abusive trading or whose trading has been or may be disruptive to the Fund. If your purchase order is rejected, you will be responsible for any resulting loss or fees imposed by your financial institution.

* The minimum initial and subsequent amounts do not apply to accounts of the Trustees, officers, employees of the Fund or certain related parties.

** Certain broker-dealers and other financial intermediaries are authorized to accept purchase and redemption requests for Fund shares and may also designate other organizations to act in this capacity. Purchase and redemption requests are normally executed at the NAV next determined after the intermediary receives the request in good order. These broker-dealers and other financial intermediaries may charge you transaction fees on purchases of Fund shares and may impose other charges, restrictions or account options that differ from those applicable to shareholders who purchase shares directly from the Fund. These intermediaries may be the shareholders of record for your shares. These intermediaries are responsible for transmitting requests and delivering funds on a timely basis. The Fund is not responsible for ensuring that the intermediaries carry out their obligations to their customers.

=======================================================================================

SHAREHOLDER INFORMATION                                   [GRAPHIC OMITTED]
=======================================================================================

                            PURCHASING AND ADDING TO YOUR SHARES - CONTINUED

INSTRUCTIONS FOR OPENING OR ADDING TO AN ACCOUNT

If purchasing through a broker-dealer or other financial intermediary,  ask your investment  representative  for purchase  procedures.  For all other  purchases, follow the instructions below.
---------------------------------------------------------------------------------------
BY MAIL                   Initial Investment:

                          1.   Carefully   read   and   complete   the    application.
                               Establishing your account  privileges now saves you the
                               inconvenience of having to add them later.
                          2.   Make check,  bank draft or money order  payable to "The
                               Oak Value Fund."
                          3.   Mail  to:  The  Oak  Value   Fund,   P.O.   Box  46707,
                               Cincinnati, OH 45246-0707

                          Subsequent Investment:

                          1.   Use  the  investment  slip  attached  to  your  account
                               statement, or, if unavailable,
                          2.   Include the following information:
                          o    The Oak Value Fund    o    Account name
                          o    Amount invested       o    Account number

                          Include  your  account  number on your check.

                          3.   Mail  to:  The  Oak  Value   Fund,   P.O.   Box  46707,
                               Cincinnati, OH 45246-0707

---------------------------------------------------------------------------------------
BY OVERNIGHT SERVICE      See instructions 1-2 above for subsequent  investments,  and send to: The Oak Value Fund, c/o Ultimus Fund Solutions, 225
                          Pictoria Drive, Suite 450, Cincinnati, OH 45246.
---------------------------------------------------------------------------------------

ELECTRONIC PURCHASES      Your financial institution must participate in the Automated
                          Clearing House (ACH) and must be a United States bank.

NOTE: YOUR FINANCIAL
INSTITUTION MAY CHARGE    Select  the  electronic  purchase  option  on  your  account
A FEE FOR THIS SERVICE.   application  or  call   1-800-622-2474.   Your  account  can
                          generally  be set  up for  electronic  purchases  within  10 business days.
---------------------------------------------------------------------------------------
BY WIRE TRANSFER          For initial and subsequent investments:

NOTE: YOUR FINANCIAL
INSTITUTION MAY CHARGE    Call the Fund at  1-800-622-2474  to  obtain  the  necessary
A WIRE TRANSFER FEE.      information to instruct your  financial  institution to wire transfer your investment.

---------------------------------------------------------------------------------------
                                  ELECTRONIC VS. WIRE TRANSFER

                    Wire transfers allow financial institutions to send funds to each  other,  almost  instantaneously.  With  an  electronic purchase  or  sale,  the  transaction  is made  through  the
                    Automated  Clearing House (ACH).  ACH  transactions  usually clear  within  two or  three  days  but may take up to eight business days to clear.
---------------------------------------------------------------------------------------

================================================================================

SHAREHOLDER INFORMATION                                   [GRAPHIC OMITTED]
================================================================================


                             PURCHASING AND ADDING TO YOUR SHARES - CONTINUED

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund must obtain the following information for each person that opens a new account:

o    Name;
o    Date of birth (for individuals);
o Residential or business street address (although post office boxes are still permitted for mailing); and
o    Social  security  number,   taxpayer   identification   number,   or  other
     identifying number.

You may also be asked for a copy of your driver's license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

EFFECTIVE OCTOBER 1, 2003, FEDERAL LAW PROHIBITS THE FUND AND OTHER FINANCIAL INSTITUTIONS FROM OPENING A NEW ACCOUNT UNLESS THEY RECEIVE THE MINIMUM IDENTIFYING INFORMATION LISTED ABOVE.

After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund also may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

You can add to your account by using the convenient options described below. The Fund reserves the right to change or eliminate these privileges at any time with 60 days' notice.

AUTOMATIC  INVESTMENT  PLAN
You can make automatic investments in the Fund from your bank account. Automatic investments can be as little as $100, once you've invested the minimum initial amount required to open the account.

To invest regularly from your bank account:

o Complete the Automatic  Investment  Plan portion on your Account  Application.

Make sure you note:

o    Your bank name, address and account number and ABA routing number
o    The amount you wish to invest automatically (minimum $100)
o How often you want to invest (monthly on the 15th or the last business day of the month, or both)
o    Attach a voided personal check.

==========================================================================================

SHAREHOLDER INFORMATION                                        [GRAPHIC OMITTED]
==========================================================================================
SELLING YOUR SHARES
You may sell your  shares at any time.  Your  sales  price  will be the next NAV after your sell order is  received  in good  order by the Fund.  We reserve  the right to delay  sending out your  proceeds for up to seven days (this  generally only applies to very large sales without notice,  excessive  trading,  or during unusual market conditions).
------------------------------------------------------------------------------------------
     WITHDRAWING MONEY FROM YOUR FUND INVESTMENT
     As a mutual fund shareholder,  you are technically  selling shares when you request a withdrawal in cash.  This is also known as redeeming  shares or a redemption of shares.
------------------------------------------------------------------------------------------
INSTRUCTIONS  FOR SELLING SHARES If selling your shares through a  broker-dealer
or  other  financial  intermediary,   ask  your  investment  representative  for
redemption procedures. Your financial intermediary may have transaction minimums and/or transaction times, which will affect your redemption. For all other sales transactions, follow the instructions below.

The request must be received by the Fund before the close of regular  trading on the NYSE, normally 4:00 p.m. Eastern time, to receive that day's NAV.
------------------------------------------------------------------------------------------
BY  TELEPHONE                 Call  1-800-622-2474  with  instructions  on how you wish to
(UNLESS YOU HAVE DECLINED     receive your funds (mail, wire, electronic  transfer).  (See
 TELEPHONE SALES PRIVILEGES)  "General  Policies  on Selling  Shares--Verifying  Telephone
                              Redemptions" below)

BY MAIL (See "General         1.   Call  1-800-622-2474  to request  redemption  forms (if
Policies On Selling Shares--       your  account is an IRA or another  form of  retirement
Redemptions in Writing             plan) or write a letter of instruction indicating:
Required" below)
                              o    Fund name,  account number,  social security number and
                                   account registration
                              o    amount  you wish to redeem
                              o    address  where  your  check  should  be sent
                              o    account owner(s) signature

                              2.   Mail to:

                                                         The Oak Value Fund
                                                         P.O. Box 46707
                                                         Cincinnati,  OH 45246-0707

------------------------------------------------------------------------------------------
BY  OVERNIGHT  SERVICE        See instruction 1 above,   The Oak Value Fund
(see "General  Policies on    and  Send  to:             c/o Ultimus Fund Solutions
Selling  Shares-Redemptions                              225 Pictoria Drive, Suite 450
in Writing Required" below)                              Cincinnati,  OH  45246
------------------------------------------------------------------------------------------


ELECTRONIC REDEMPTIONS        Your financial institution must participate in the Automated
NOTE:  YOUR FINANCIAL         Clearing House (ACH) and must be a United States bank.
INSTITUTION MAY CHARGE
A FEE FOR THIS SERVICE.       Call 1-800-622-2474 to request an electronic redemption.  If you call by 4 p.m. Eastern time, the NAV of your shares will normally be determined on the same day.
------------------------------------------------------------------------------------------
WIRE TRANSFER                 Call 1-800-622-2474 to request a wire transfer.  If you call
(YOU MUST ELECT THIS OPTION   by 4 p.m. Eastern time, your proceeds will normally be wired
ON YOUR  APPLICATION)         to your financial institution on the next business day.

NOTE: YOUR FINANCIAL
INSTITUTION MAY CHARGE A
WIRE TRANSFER FEE.
------------------------------------------------------------------------------------------

================================================================================

SHAREHOLDER INFORMATION                              [GRAPHIC OMITTED]
================================================================================

                                           SELLING YOUR SHARES - CONTINUED

AUTOMATIC WITHDRAWAL PLAN
You can receive automatic payments from your account on a monthly, quarterly, semi-annual or annual basis. The minimum withdrawal is $100.

To activate this feature:

o Send a written request to Oak Value Fund, P.O. Box 45246, Cincinnati, OH 45246-0707, or call 1-800-622-2474.

o    Your account must have a value of $10,000 or more to start withdrawals.

GENERAL POLICIES ON SELLING SHARES


REDEMPTION FEE
A redemption fee of 2% will be deducted from the proceeds of Fund shares redeemed within 90 days of the date of purchase. The redemption fee is paid to the Fund to offset transaction costs and other expenses associated with short-term trading activity. The Fund also charges a redemption fee to discourage market timing by those shareholders initiating redemptions to take advantage of short-term market movements. No redemption fee will be imposed on the redemption of shares representing reinvested dividends or capital gains distributions. The redemption fee also will not be assessed on the redemption of shares held through qualified retirement plans. IN DETERMINING WHETHER THE REDEMPTION FEE IS APPLICABLE TO A PARTICULAR REDEMPTION, SHARES HELD FOR THE LONGEST PERIOD OF TIME WILL BE SOLD FIRST.


REDEMPTIONS IN WRITING REQUIRED

Each of the following situations requires that you request redemption in writing and provide a SIGNATURE GUARANTEE1 :

o    Redemptions having a value of more than $50,000 over any 30-day period

o Your account address has changed via telephonic or faxed request within the last 30 days

o    The check is not being mailed to the address on your account

o    The check is not being made payable to the owner(s) of the account

o The redemption proceeds are being transferred to another Fund account with a different registration

o The redemption proceeds are being wired to a bank account other than the account designated on your application.

------------------------------------
1 A signature guarantee is a certification of your signature. The Oak Value Fund requires that you include a signature guarantee with certain types of correspondence to us. This protects your account by ensuring that the signature on the instruction is authentic. Before signing a letter to us, take it to your local bank, broker-dealer, or credit union, or member of the STAMP (Securities Transfer Agents Medallion Program), MSP (New York Stock Exchange Medallion Signature Program) or SEMP (Stock Exchanges Medallion Program). They will verify your identity, witness your signature, stamp the letter and sign their name and title. (Please note that this is different from a notary public's stamp.) Members are subject to dollar limitations which must be considered when requesting their guarantee. The Transfer Agent may reject any signature guarantee if it believes the transaction would otherwise be improper.

================================================================================

SHAREHOLDER INFORMATION                              [GRAPHIC OMITTED]
================================================================================

                              GENERAL POLICIES ON SELLING SHARES - CONTINUED

VERIFYING TELEPHONE REDEMPTIONS
The Fund makes every effort to ensure that telephone redemptions are only made by authorized persons. All telephone calls are recorded for your protection and you will be asked for information to verify your identity. Unless you have specifically indicated on your application that you do not want the telephone redemption feature, you may be responsible for any fraudulent telephone orders which are not detected by the use of reasonable precautions.


REDEMPTIONS WITHIN 15 DAYS OF INITIAL INVESTMENT
When you have made your initial or subsequent investments by check or ACH, proceeds of your redemption will be delayed until the check has cleared (which may require up to 15 days). You can avoid this delay by purchasing shares via a federal funds wire.


REDEMPTION IN KIND
The Fund reserves the right to make payment in securities rather than cash, known as "redemption in kind," for amounts redeemed by a shareholder, in any 90-day period, in excess of $250,000 or 1% of Fund net assets, whichever is less. If the Fund deems it advisable for the benefit of all shareholders, redemption in kind will consist of securities equal in market value to your shares. When you convert these securities to cash, you will pay brokerage charges.

REFUSAL OF REDEMPTION REQUEST
Payment for shares may be delayed under extraordinary circumstances or as permitted by the Securities and Exchange Commission in order to protect remaining shareholders.

CLOSING OR EXCHANGE OF SMALL  ACCOUNTS
If your account falls below $1,000 as a result of redemptions, the Fund may ask you to increase your balance. If it is still below $1,000 two months after the request, the Fund may close your account and send you the proceeds.

UNDELIVERABLE REDEMPTION CHECKS
For any shareholder who chooses to receive distributions in cash: If distribution checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your account will be changed automatically so that all future distributions are reinvested in your account. Checks that remain uncashed for six months will be canceled and the money reinvested in the Fund as of the cancellation date.

================================================================================

SHAREHOLDER INFORMATION                              [GRAPHIC OMITTED]
================================================================================

DIVIDENDS, DISTRIBUTIONS AND TAXES
Any income the Fund receives is paid out semi-annually, less expenses, to its shareholders as dividends. Any net capital gains for the Fund are distributed at least annually. There is no fixed dividend rate and there can be no assurance as to payment of any dividends or the realization of any gains.

You can choose from three distribution options:

o    Reinvest all distributions in additional Fund shares
o Receive dividends from net investment income in cash while reinvesting capital gains distributions in Fund shares
o    Receive all distributions in cash

All dividends and distributions will be automatically reinvested at net asset value unless you request otherwise.

DISTRIBUTIONS ARE MADE ON A PER SHARE BASIS REGARDLESS OF HOW LONG YOU'VE OWNED YOUR SHARES. THEREFORE, IF YOU INVEST SHORTLY BEFORE THE DISTRIBUTION DATE, SOME OF YOUR INVESTMENT WILL BE RETURNED TO YOU IN THE FORM OF A DISTRIBUTION.

Distributions of net capital gains are generally taxable as long-term capital gains. Income dividends and distributions of short-term capital gains, if any, will be generally taxable as ordinary income, except that income dividends that qualify as qualified dividend income are taxable at net capital gains rates. Taxes on capital gains by the Fund will vary with the length of time the Fund has held the security--NOT how long you have had your money invested in the Fund.

Dividends are taxable in the year in which they are declared, even if they appear on your account statement the following year. Dividends and distributions are treated in the same manner for federal income tax purposes whether you receive them in cash or in additional shares.

A redemption of your shares in the Fund is a taxable event on which you may realize a gain or loss.

If you are investing in the Fund through a traditional IRA or other tax-deferred account, your dividends and distributions will not be taxed at the time they are paid, but instead at the time you withdraw them from your account.

You will be notified in January each year about the federal tax status of distributions made by the Fund. Depending on your residence for tax purposes, distributions also may be subject to state and local taxes, including withholding taxes.

Foreign shareholders may be subject to special withholding requirements. Consult your tax advisor about the federal, state and local tax consequences in your particular circumstances.

--------------------------------------------------------------------------------
AVOID TAX WITHHOLDING
The Fund is required to withhold a percentage, at the applicable withholding rate, of taxable dividends and capital gains distributions paid to shareholders who have not provided the Fund with their Taxpayer Identification Number and certain certifications. To avoid this, make sure you provide your correct Tax Identification Number (Social Security Number for most investors) on your account application.
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for the years ended June 30, 2004, 2003 and 2002 has been audited by Deloitte and Touche LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request. The information for the years ended prior to June 30, 2002 was audited by other independent public accountants.

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                       YEAR       YEAR       YEAR        YEAR       YEAR
                                       ENDED      ENDED      ENDED       ENDED      ENDED
                                      JUNE 30,   JUNE 30,   JUNE 30,    JUNE 30,   JUNE 30,
                                        2004       2003       2002        2001       2000
                                     ---------  ---------   ---------  ---------  ---------
Net asset value beginning
  of year                          $   25.58     $ 24.92    $ 30.74     $ 25.13    $ 27.96
                                     ---------  ---------   ---------  ---------  ---------
Income from investment
  operations:
Net investment income (loss)           (0.15)      (0.07)     (0.10)      (0.03)      0.11
Net realized and unrealized
  gains (losses) on investments         3.59        0.73      (5.05)       5.88      (1.48)
                                     ---------  ---------   ---------  ---------  ---------
Total from investment
  operations                            3.44        0.66      (5.15)       5.85      (1.37)
                                     ---------  ---------   ---------  ---------  ---------
Less distributions:
From net investment income                --          --         --          --      (0.11)
From net realized gains
  from security transactions              --          --      (0.67)      (0.24)     (1.30)
In excess of net realized gains           --          --         --          --      (0.05)
                                     ---------  ---------   ---------  ---------  ---------
Total distributions                       --          --      (0.67)      (0.24)     (1.46)
                                     ---------  ---------   ---------  ---------  ---------
Proceeds from redemption
  fees collected                        0.00(B)       --         --          --         --
                                     ---------  ---------   ---------  ---------  ---------
Net asset value at end of year     $   29.02     $ 25.58    $ 24.92     $ 30.74    $ 25.13
                                     =========  =========   =========  =========  =========

Total return                           13.45%       2.65%    (16.81%)     23.32%     (7.91%)
                                     =========  =========   =========  =========  =========
Net assets at end of
  year (000's)                     $ 259,488    $272,582   $279,736    $346,405   $280,833
                                     =========  =========   =========  =========  =========
Ratio of expenses to
  average net assets(A)                 1.25%       1.36%      1.23%       1.22%      1.13%
Ratio of net investment
  income (loss) to average
  net assets                           (0.52%)     (0.33%)    (0.36%)     (0.12%)     0.28%
Portfolio turnover rate                   24%         28%        63%         52%        22%

-----------------------------------
(A) Absent the use of earnings credits on cash balances, the ratios of expenses to average net assets would have been 1.24%, 1.23% and 1.14% for the years ended June 30, 2002, June 30, 2001 and June 30, 2000, respectively.

(B)  Amount rounds to less than $0.01 per share.

FOR MORE INFORMATION
For more information about the Fund, the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS:
The Fund's annual and semi-annual reports to shareholders contain additional information on the Fund's investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):
The SAI provides more detailed information about the Fund, including its operations and investment policies. It is incorporated by reference and is legally considered a part of this prospectus.

--------------------------------------------------------------------------------
YOU CAN GET FREE COPIES OF THE ANNUAL AND SEMI-ANNUAL REPORTS AND THE SAI, OR REQUEST OTHER INFORMATION AND DISCUSS YOUR QUESTIONS ABOUT THE OAK VALUE FUND BY CONTACTING A PARTICIPATING FINANCIAL INSTITUTION THAT SELLS THE FUND, OR BY
CONTACTING:

                               THE OAK VALUE FUND
                                 P.O. BOX 46707
                          CINCINNATI, OHIO 45246-0707
                           TELEPHONE: 1-800-622-2474
                          HTTP://WWW.OAKVALUEFUND.COM
--------------------------------------------------------------------------------

You can review and copy the Fund's Annual and Semi-Annual Reports and SAI at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies:

o For a fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102 or by calling 1-202-942-8090, or by electronic request, by e-mailing the SEC at the following address: publicinfo@sec.gov.
o    Free   from  the   EDGAR   database   on  the   Commission's   Website   at
     http://www.sec.gov.




(Investment Company Act file no. 811-9000)

OAK VALUE TRUST

INVESTMENT ADVISER
Oak Value Capital Management, Inc.
University Tower
3100 Tower Boulevard, Suite 700
Durham, North Carolina 27707
1-800-680-4199
www.oakvaluefund.com

BOARD OF TRUSTEES
C. Russell Bryan

Larry D. Coats, Jr.

John M. Day
Joseph T. Jordan, Jr.
Charles T. Manatt, Esq.
Matthew F. Sauer


INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
Deloitte & Touche LLP
250 East Fifth Street, Suite 1900
Cincinnati, Ohio 45202


LEGAL COUNSEL
Morgan, Lewis & Bockius LLP
1111 Pennsylvania Avenue, NW
Washington, D.C. 20004

TRANSFER AGENT
Ulitimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707


                                ---------------------------------------

TICKER SYMBOL: OAKVX             QUESTIONS?
                                 CALL  1-800-622-2474
                                 (8:30 A.M. - 5:30 P.M. EASTERN TIME)
                                 OR CONTACT YOUR INVESTMENT
                                 REPRESENTATIVE.
NO SALES CHARGES                ---------------------------------------

NO 12B-1 FEES

                       STATEMENT OF ADDITIONAL INFORMATION

                                 OAK VALUE FUND


                                November 1, 2004



                                   A series of
                                 OAK VALUE TRUST
                         3100 Tower Boulevard, Suite 700
                          Durham, North Carolina 27707
                            Telephone 1-800-622-2474


                                TABLE OF CONTENTS


FUND OBJECTIVE, INVESTMENTS, STRATEGIES AND RISKS ...........................  2
INVESTMENT LIMITATIONS.......................................................  6
TRUSTEES AND OFFICERS........................................................  8
CODE OF ETHICS............................................................... 12
INVESTMENT ADVISER........................................................... 13
ADMINISTRATOR................................................................ 14
DISTRIBUTOR.................................................................. 15
OTHER SERVICE PROVIDERS............................................... ...... 15
OTHER FUND COSTS............................................................. 15
PORTFOLIO TRANSACTIONS AND BROKERAGE......................................... 16
SPECIAL SHAREHOLDER SERVICES................................................. 17
PURCHASE OF SHARES........................................................... 19
REDEMPTION OF SHARES......................................................... 19
NET ASSET VALUE DETERMINATION................................................ 20
ADDITIONAL TAX INFORMATION................................................... 20
GENERAL INFORMATION ABOUT THE TRUST.......................................... 22
CALCULATION OF PERFORMANCE DATA.............................................. 24
FINANCIAL STATEMENTS AND REPORTS............................................. 27
DESCRIPTION OF BOND RATINGS (APPENDIX A) .................................... 28
PROXY VOTING POLICIES AND PROCEDURES (APPENDIX B) ........................... 31



     This Statement of Additional Information is not a prospectus and should only be read in conjunction with the Prospectus of the Oak Value Fund dated November 1, 2004. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. The Prospectus may be obtained by contacting the Fund, at the address and phone number shown above, at no charge.

                FUND OBJECTIVE, INVESTMENTS, STRATEGIES AND RISKS

     The Oak Value Fund (the "Fund") is a no-load, diversified series of Oak Value Trust, a registered open-end management investment company commonly known as a "mutual fund." The Fund's investment objective is to seek capital appreciation, and this objective cannot be changed without approval by holders of a majority of the outstanding voting shares of the Fund. The investment objective and policies of the Fund, including the Fund's main investment strategies, are further described in the Prospectus. The Fund is not managed to limit or control the effect of taxes on performance. However, in deciding what securities to buy or sell for the Fund, Oak Value Capital Management, Inc. (the "Adviser") may consider the income tax implications of those decisions on Fund shareholders.

     The following discussion supplements that found in the Prospectus and contains more detailed information about certain instruments in which the Fund may invest and a summary of related risks. Certain capitalized terms used in this Statement of Additional Information are defined in the Prospectus.

ADDITIONAL PERMITTED INVESTMENTS

     DESCRIPTION OF MONEY MARKET INSTRUMENTS. Money market instruments and money market fund shares may be purchased for temporary defensive purposes, in an amount up to 100% of the Fund's assets (provided that the investment in money market fund shares does not exceed the limits prescribed by the Investment Company Act of 1940, as amended (the "1940 Act")), when the Adviser believes the prospect for capital appreciation in the equity securities markets is not attractive. In addition, money market instruments and money market fund shares will typically represent a portion of the Fund's portfolio, as funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities and to provide for shareholder redemptions and operational expenses of the Fund. Money market instruments mature in thirteen months or less from the date of purchase and may include U.S. Government Securities (defined below) and corporate debt securities (including those subject to repurchase agreements), bankers' acceptances and certificates of deposit of domestic branches of U.S. banks, and commercial paper (including variable amount demand Master Notes). At the time of purchase, money market instruments will have a short-term rating in the highest category from any nationally recognized statistical rating organization ("NRSRO") or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated in the three highest categories of any NRSRO or, if not so rated, of equivalent quality in the Adviser's opinion.

     BANKERS' ACCEPTANCES are time drafts drawn on and "accepted" by a bank, are the customary means of effecting payment for merchandise sold in import-export transactions and are a source of financing used extensively in international trade. When a bank "accepts" such a time draft, it assumes liability for its payment. When the Fund acquires a Bankers' Acceptance, the bank which "accepted" the time draft is liable for payment of interest and principal when due. The Bankers'Acceptance, therefore, carries the full faith and credit of such bank.

     A CERTIFICATE OF DEPOSIT ("CD") is an unsecured interest-bearing debt obligation of a bank. CDs acquired by the Fund would generally be in amounts of $100,000 or more.

     COMMERCIAL PAPER is an unsecured, short-term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Fund will invest in Commercial Paper only if it is rated in the highest rating category by any NRSRO or, if not rated, the issuer must have an outstanding unsecured debt issue rated in the three highest categories by any NRSRO or, if not so rated, is of equivalent quality in the Adviser's assessment. Master Notes are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. MASTER NOTES are acquired by the Fund only through the Master Note program of the Fund's custodian, acting as administrator thereof. The Adviser will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Fund.

     The Fund may invest in MONEY MARKET FUND SHARES within the limits prescribed by the 1940 Act. As a shareholder of a money market fund, the Fund will bear its pro rata portion of the expenses of such money market fund, including advisory fees. These expenses will be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations, and may represent a duplication of fees to shareholders of the Fund.

     REPURCHASE AGREEMENTS. The Fund may acquire U.S. Government Securities or other high-grade debt securities subject to repurchase agreements. The Fund will not enter into a repurchase agreement which will cause more than 10% of its net assets to be invested in repurchase agreements which extend beyond seven days and other illiquid securities. A repurchase transaction occurs when, at the time the Fund purchases a security (normally a U.S. Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve System or a registered Government Securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. Such securities, including any securities so substituted, are referred to as the "Repurchase Securities." The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect.

     The majority of these transactions run day to day, and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The Fund's risk is limited to the ability of the vendor to pay the agreed upon sum upon the delivery date; in the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the instrument purchased, decline in its value and loss of interest. These risks are minimized when the Fund holds a perfected security interest in the Repurchase Securities and can therefore sell the instrument promptly. Under guidelines issued by the Trustees, the Adviser will carefully consider the creditworthiness of a vendor during the term of the repurchase agreement. Repurchase agreements are considered as loans collateralized by the Repurchase Securities, such agreements being defined as "loans" under the 1940 Act. The return on such "collateral" may be more or less than that from the repurchase agreement. The market value of the resold securities will be monitored so that the value of the "collateral" is at all times at least equal to the value of the loan, including the accrued interest earned thereon. All Repurchase Securities will be held by the Fund's custodian either directly or through a securities depository.

     U.S. GOVERNMENT SECURITIES. The Fund may invest a portion of its assets in U.S. Government Securities, which include direct obligations of the U.S.
Treasury, securities guaranteed as to interest and principal by the U.S. Government, such as Government National Mortgage Association certificates, as well as securities issued or guaranteed as to interest and principal by U.S. Government authorities, agencies and instrumentalities such as the Federal National Mortgage Association, Federal Home Loan Mortgage Corporation, Federal Home Administration, Federal Farm Credit Bank, Federal Home Loan Bank, Student Loan Marketing Association, Resolution Funding Corporation, Financing Corporation, and Tennessee Valley Authority. U.S. Government Securities may be acquired subject to repurchase agreements. While obligations of some U.S. Government sponsored entities are supported by the full faith and credit of the U.S. Government, several are supported by the right of the issuer to borrow from the U.S. Government, and still others are supported only by the credit of the issuer itself. The guarantee of the U.S. Government does not extend to the yield or value of the U.S. Government Securities held by the Fund or to the Fund's shares.

     FOREIGN SECURITIES. The Fund may invest in foreign securities if the Adviser believes such investment would be consistent with the Fund's investment objective. The same factors would be considered in selecting foreign securities as with domestic securities, as discussed in the Prospectus. Foreign securities investment presents special considerations not typically associated with investments in domestic securities. Foreign taxes may reduce income. Currency exchange rates and regulations may cause fluctuation in the value of foreign securities. Foreign securities are subject to different regulatory environments than in the United States and, compared to the United States, there may be a lack of uniform accounting, auditing and financial reporting standards, less volume and liquidity and more volatility, less public information, and less regulation of foreign issuers. Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial or social instability or adverse diplomatic developments. There may be difficulties in obtaining service of process on foreign issuers and difficulties in enforcing judgments with respect to claims under the U.S. securities laws against such issuers. Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values. The U.S. Government has, in the past, discouraged certain foreign investments by U.S. investors through taxation or other restrictions and it is possible that such restrictions could be imposed again. The Fund may invest in foreign issuers directly or through the purchase of AMERICAN DEPOSITORY RECEIPTS ("ADRS"). ADRs, which are traded domestically, are receipts issued by a U.S. bank or trust company evidencing ownership of securities of a foreign issuer. ADRs may be listed on a national securities exchange or may be traded in the over-the-counter market. The prices of ADRs are denominated in U.S. dollars while the underlying security may be denominated in a foreign currency. Direct investments in foreign securities will generally be limited to foreign securities traded on foreign securities exchanges.

     ILLIQUID INVESTMENTS. The Fund may invest up to 10% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price at which they are valued. Under the supervision of the Board of Trustees, the Adviser determines the liquidity of the Fund's investments. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid securities before maturity may be time consuming and expensive, and it may be difficult or impossible for the Fund to sell illiquid securities promptly at an acceptable price.

     FORWARD COMMITMENT AND WHEN-ISSUED SECURITIES. The Fund may purchase when-issued securities and commit to purchase securities for a fixed price at a future date beyond customary settlement time. The Fund is required to hold and maintain in a segregated account until the settlement date, cash or liquid securities in an amount sufficient to meet the purchase price. In such purchase transactions the Fund will not accrue interest on the purchased security until the actual settlement. Similarly, if a security is sold for a forward date, the Fund will accrue the interest until the settlement of the sale. When-issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale. As a result, the exposure to the counterparty of the purchase or sale is increased. Although the Fund would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, the Fund may sell such a security prior to the settlement date if the Adviser felt such action was appropriate. In such a case the Fund could incur a short-term gain or loss.

     SHORT SALES "AGAINST THE BOX." The Fund may sell securities short "against the box." Selling securities short involves selling securities the seller (e.g., the Fund) has borrowed in anticipation of a decline in the market price of such securities. A short sale is "against the box" if, at all times during which the short position is open, the Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issuer as the securities that are sold short. To deliver the securities to the buyer, the seller must arrange through a broker to borrow the securities and, in so doing, the seller becomes obligated to replace the securities borrowed at their market price at the time of the replacement. The seller may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.

     WRITING COVERED CALL OPTIONS. When the Adviser believes that individual portfolio securities are approaching the Adviser's growth and price expectations, covered call options (calls) may be written (sold) against such securities. If the Fund writes a call, it receives a premium and agrees to sell the underlying security to a purchaser of a corresponding call at a specified price ("strike price") by a future date ("exercise date"). To terminate its obligation on a call the Fund has written, it may purchase a corresponding call in a "closing purchase transaction." A profit or loss will be realized, depending upon whether the price of the closing purchase transaction is more or less than the premium (net of transaction costs) previously received on the call written.

     The Fund may also realize a profit if the call it has written lapses unexercised, in which case the Fund keeps the premium and retains the underlying security as well. If a call written by the Fund is exercised, the Fund forgoes any possible profit from an increase in the market price of the underlying security over the exercise price plus the premium received. The Fund writes options only for hedging purposes and not for speculation where the aggregate value of the underlying obligations will not exceed 25% of the Fund's net assets. If the Adviser is incorrect in its expectations and the market price of a stock subject to a call option rises above the exercise price of the option, the Fund will lose the opportunity for further appreciation of that security.

     Profits on closing purchase transactions and premiums on lapsed calls written are considered capital gains for financial reporting purposes and are short term gains for federal income tax purposes. When short-term gains are distributed to shareholders, they are taxed as ordinary income. If the Fund desires to enter into a closing purchase transaction, but there is no market when it desires to do so, it would have to hold the securities underlying the call until the call lapses or until the call is exercised. The writing of call options by the Fund is subject to limitations established by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Therefore the number of calls the Fund may write (or purchase in closing transactions) may be affected by options written or held by other entities, including other clients of the Adviser. An exchange may order the liquidation of positions found to be in violation of these limits and may impose certain other sanctions.

     WARRANTS AND RIGHTS. Warrants are essentially options to purchase equity securities at specific prices and are valid for a specific period of time. Prices of warrants do not necessarily move in concert with the prices of the underlying securities. Rights are similar to warrants but generally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

     BORROWING. The Fund may borrow, temporarily, up to 5% of its total assets for extraordinary purposes and may increase this limit to 33-1/3% of its total assets to meet redemption requests which might otherwise require untimely disposition of portfolio holdings. To the extent the Fund borrows for these purposes, the effects of market price fluctuations on portfolio net asset value will be exaggerated. If, while such borrowing is in effect, the value of the Fund's assets declines, the Fund would be forced to liquidate portfolio securities when it is disadvantageous to do so. The Fund would incur interest and other transaction costs in connection with such borrowing. The Fund will not make any additional investments while borrowings are outstanding.


     PORTFOLIO TURNOVER. Portfolio turnover will not be a limiting factor when the Adviser deems changes appropriate. By utilizing the approach to investing described herein, it is expected that the Fund's annual portfolio turnover rate will generally not exceed 100%. Market conditions may dictate, however, a higher rate of portfolio turnover in a particular year. The degree of portfolio turnover affects brokerage costs of the Fund and may have an impact on the total amount of taxable distributions to shareholders.


                             INVESTMENT LIMITATIONS

     The Fund has adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Fund. These limitations may not be changed without the affirmative vote of a majority of the outstanding voting shares of the Fund. For purposes of the discussion of these fundamental investment limitations, the term "majority" of the outstanding shares of the Fund means the lesser of: (i) 67% of the Fund's outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or (ii) more than 50% of its outstanding shares.

     Under these fundamental limitations, the Fund MAY NOT:


     (1) Purchase more than 10% of the outstanding voting securities or any class of securities of any one issuer;

     (2) Invest 25% or more of the value of its total assets in any one industry or group of industries (except that securities of the U.S. Government, its agencies and instrumentalities are not subject to this limitation);

     (3) Issue senior securities, borrow money or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of the Fund's total assets, or (b) in order to meet redemption requests that might otherwise require untimely disposition of portfolio securities if, immediately after such borrowing, the value of the Fund's assets, including all borrowings then outstanding, less its liabilities (excluding all borrowings), is equal to at least 300% of the aggregate amount of borrowings then outstanding, and may pledge its assets to secure all such borrowings;

     (4) Invest for the purpose of exercising control or management of another issuer;

     (5) Invest in interests in real estate, real estate mortgage loans, oil, gas or other mineral exploration or development programs, except that the Fund may invest in the securities of companies (other than those which are not readily marketable) which own or deal in such things;

     (6) Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter under the federal securities laws in connection with the disposition of portfolio securities;

     (7) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

     (8) Make short sales of securities or maintain a short position, except short sales "against the box." (A short sale is made by selling a security the Fund does not own. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short.);

     (9) Participate on a joint or joint and several basis in any trading account in securities;

     (10) Make loans of money or securities, except that the Fund may invest in repurchase agreements (but repurchase agreements having a maturity of longer than seven days, together with other securities which are not readily marketable, are limited to 10% of the Fund's net assets);

     (11) Invest in securities of issuers which have a record of less than three years' continuous operation (including predecessors and, in the case of bonds, guarantors);

     (12) Write, purchase or sell commodities, commodities contracts, futures contracts or related options; or

     (13) Invest more than 5% of the value of its net assets in warrants, valued at the lower of cost or market; included within that amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchange; warrants acquired by the Fund in units or attached to securities may be deemed to be without value.

     Percentage restrictions stated as an investment policy or investment limitation apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation. However, in the case of the borrowing limitation (limitation number 3, above), the Fund will, to the extent necessary, reduce its existing borrowings to comply with the limitation.

                              TRUSTEES AND OFFICERS

     BOARD   RESPONSIBILITIES.   Under   the   laws  of  the   Commonwealth   of
Massachusetts, the management and affairs of the Trust are supervised by the Trustees. The Trustees have approved contracts under which, as described below, certain companies provide essential management services to the Trust.

     OFFICERS AND INTERESTED TRUSTEES. The table below sets forth certain information about each of the Trust's Interested Trustees, who are indicated by an asterisk, as well as its executive officers.


--------------------------------------------------------------------------------------------------------------------
                                                                                                      NUMBER OF
                                                  TERM OF                                PORTFOLIOS     OTHER
                               POSITION(S)      OFFICE AND                                IN FUND    DIRECTORSHIPS1
                                HELD WITH        LENGTH OF      PRINCIPAL OCCUPATION(S)   COMPLEX       HELD BY
NAME, ADDRESS, AND AGE            TRUST         TIME SERVED      DURING PAST 5 YEARS      OVERSEEN      TRUSTEE
--------------------------------------------------------------------------------------------------------------------

Larry D. Coats, Jr.*             Trustee        Indefinite;    President, Chief             1           None
3100 Tower Boulevard          and President     Since:         Executive Officer and
Suite 700                                       July 2003      Portfolio Manager with
Durham, NC 27707                                               Oak Value Capital
Age: 44                                                        Management, Inc.; prior
                                                               to July 2003, Executive
                                                               Vice President and
                                                               Portfolio Manager with
                                                               Oak Value Capital
                                                               Management, Inc.
---------------------------------------------------------------------------------------------------------------------
Matthew F. Sauer*              Trustee and      Indefinite;    For more than the past       1           None
3100 Tower Boulevard          Vice President    Since:         five years, Senior Vice
Suite 700                                       February 2002  President, Director of
Durham, NC 27707                                               Research and Portfolio
Age: 43                                                        Manager with Oak Value
                                                               Capital Management, Inc.
---------------------------------------------------------------------------------------------------------------------
Robert G. Dorsey              Vice President    Indefinite;    For more than the past       1           None
225 Pictoria Drive                              Since:         five years, Managing
Suite 450                                       June 2003      Director of Ultimus
Cincinnati, OH 45246                                           Fund Solutions, LLC and
Age: 47                                                        Ultimus Fund
                                                               Distributors, LLC

---------------------------------------------------------------------------------------------------------------------


                                       8

---------------------------------------------------------------------------------------------------------------------
                                                                                                      NUMBER OF
                                                  TERM OF                                PORTFOLIOS     OTHER
                               POSITION(S)      OFFICE AND                                IN FUND    DIRECTORSHIPS1
                                HELD WITH        LENGTH OF      PRINCIPAL OCCUPATION(S)   COMPLEX      HELD BY
NAME, ADDRESS, AND AGE            TRUST         TIME SERVED      DURING PAST 5 YEARS      OVERSEEN     TRUSTEE
---------------------------------------------------------------------------------------------------------------------
Mark J. Seger                 Treasurer         Indefinite;    For more than the past       1           None
225 Pictoria Drive                              Since:         five years, Managing
Suite 450                                       June 2003      Director of Ultimus
Cincinnati, OH 45246                                           Fund Solutions, LLC and
Age: 42                                                        Ultimus Fund
                                                               Distributors, LLC
---------------------------------------------------------------------------------------------------------------------
John F. Splain                Secretary         Indefinite;    For more than the past       1           None
225 Pictoria Drive                              Since:         five years, Managing
Suite 450                                       June 2003      Director of Ultimus
Cincinnati, OH 45246                                           Fund Solutions, LLC and
Age: 48                                                        Ultimus Fund
                                                               Distributors, LLC
---------------------------------------------------------------------------------------------------------------------

* Messrs. Coats and Sauer may each be deemed to be an "interested person," as defined by the 1940 Act, because of his employment with Oak Value Capital Management, Inc., the investment adviser to the Trust.


1 Represents directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

     INDEPENDENT TRUSTEES. The following table sets forth certain information about the Trust's Independent Trustees.

---------------------------------------------------------------------------------------------------------------------
                                                                                                      NUMBER OF
                                                  TERM OF                                PORTFOLIOS     OTHER
                               POSITION(S)      OFFICE AND                                IN FUND    DIRECTORSHIPS1
                                HELD WITH        LENGTH OF      PRINCIPAL OCCUPATION(S)   COMPLEX      HELD BY
NAME, ADDRESS, AND AGE            TRUST         TIME SERVED      DURING PAST 5 YEARS      OVERSEEN     TRUSTEE
---------------------------------------------------------------------------------------------------------------------

C. Russell Bryan              Trustee           Indefinite;    For more than the past       1           None
112 Tryon Plaza                                 Since:         five years, Managing
Suite 1500                                      May 1995       Director of Brookwood
Charlotte, NC 28284                                            Associates, L.L.C. (an
Age: 44                                                        investment banking
                                                               firm)
---------------------------------------------------------------------------------------------------------------------
John M. Day                   Trustee           Indefinite;    For more than the            1           None
5151 Glenwood Avenue                            Since:         past five years,
Raleigh, NC 27612                               May 1995       Managing Partner of
Age: 50                                                        Maynard Capital
                                                               Partners, LLC (an
                                                               investment firm)
---------------------------------------------------------------------------------------------------------------------
Joseph T. Jordan, Jr.         Trustee           Indefinite;    For more than the            1           Director of
1816 Front Street                               Since:         past five years,                         Cardinal
Suite 320                                       May 1995       President of Practice                    State Bank
Durham, NC 27705                                               Management Services,
Age: 58                                                        Inc. (a medical
                                                               practice management
                                                               firm)
---------------------------------------------------------------------------------------------------------------------
Charles T. Manatt, Esq.       Trustee           Indefinite;    Founding Partner of          1           Director of
700 12th Street, NW                             Since:         Manatt, Phelps &                         Federal
Suite 1100                                      February 2002  Phillips, LLP (a law                     Express Corp.
Washington, D.C.  20005                                        firm); from 1999 to
Age: 68                                                        2001, U.S. Ambassador to
                                                               the Dominican Republic

---------------------------------------------------------------------------------------------------------------------

1 Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to
   Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

     BOARD COMMITTEES. The Trustees have established the Audit Committee and the Nominating and Compensation Committee as standing committees of the Board. Messrs. Bryan, Day, Jordan and Manatt constitute the Trust's Audit Committee and Nominating and Compensation Committee.

     o The Audit Committee reviews annually the nature and cost of the professional services rendered by the Trust's independent accountants, the results of their year-end audit and their findings and recommendations as to accounting and financial matters, including the adequacy of internal controls. On the basis of this review the Audit Committee makes recommendations to the Trustees as to the appointment of independent accountants for the following year. The Audit Committee has adopted an Audit Committee Charter which serves as a guideline in carrying out the above stated duties and responsibilities. The Audit Committee meets periodically, as necessary, and met two times during the most recently completed fiscal year.

     o    The  Nominating  and   Compensation   Committee  is  responsible   for
          nominating any future Independent Trustees of the Trust and for establishing the compensation paid to the Independent Trustees. The Nominating and Compensation Committee will consider shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Trust's offices. The Nominating and Compensation Committee was formed on August 10, 2004 and consequently did not meet during the most recently completed fiscal year.

     TRUSTEE OWNERSHIP OF SHARES OF OAK VALUE FUND AS OF DECEMBER 31, 2003


=========================================================================================================================
         (1)                                (2)                                              (3)
=========================================================================================================================
                                                                      AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES AND/OR
                                                                         SHARES IN ALL REGISTERED INVESTMENT COMPANIES
                                                                          OVERSEEN BY TRUSTEE IN FAMILY OF INVESTMENT
 NAME OF TRUSTEE         DOLLAR RANGE OF EQUITY SECURITIES AND/OR                         COMPANIES
                                  SHARES IN THE FUND
=========================================================================================================================
C. Russell Bryan                   $10,001--$50,000                                    $10,001--$50,000

=========================================================================================================================
John M. Day                           $1--$10,000                                         $1--$10,000

=========================================================================================================================
Joseph T. Jordan, Jr.                Over $100,000                                       Over $100,000

=========================================================================================================================
Charles T. Manatt, Esq.              Over $100,000                                       Over $100,000

=========================================================================================================================

Larry D. Coats, Jr.                  Over $100,000                                       Over $100,000

=========================================================================================================================
Matthew F. Sauer                     Over $100,000                                       Over $100,000

=========================================================================================================================


         As of October 1, 2004, the Trustees and officers of the Trust as a group owned beneficially (i.e., had voting and/or investment power) less than 1% of the outstanding shares of the Fund.


  OWNERSHIP IN THE FUND'S INVESTMENT ADVISER1 OR DISTRIBUTOR2 BY TRUSTEES WHO ARE NOT
 INTERESTED PERSONS (AS DEFINED IN THE  1940  ACT) OF THE FUND AS OF DECEMBER 31, 2003

=========================================================================================================================
         (1)                  (2)                (3)                 (4)                (5)                 (6)
=========================================================================================================================
   NAME OF TRUSTEE    NAME OF OWNERS AND   NAME OF COMPANY    TITLE OF CLASS OF       VALUE OF         PERCENT OF CLASS
                       RELATIONSHIPS TO                           SECURITY           SECURITIES
                          TRUSTEE
=========================================================================================================================
C. Russell Bryan             N/A                N/A                 N/A                None                N/A

=========================================================================================================================
John M. Day                  N/A                N/A                 N/A                None                N/A

=========================================================================================================================
Joseph T. Jordan, Jr.        N/A                N/A                 N/A                None                N/A

=========================================================================================================================
Charles T. Manatt, Esq.      N/A                N/A                 N/A                None                N/A

=========================================================================================================================


1  Oak Value Capital Management, Inc.
2 Ultimus Fund Distributors, LLC


RENEWAL OF THE INVESTMENT ADVISORY AGREEMENT BY THE BOARD OF TRUSTEES

     As discussed in the section of this SAI entitled "Investment Adviser" below, the investment advisory agreement with Oak Value Capital Management, Inc. (the "Adviser") must be specifically approved at least annually: (i) by the vote of the Trustees or by a vote of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the investment advisory agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board of Trustees calls and holds a meeting to decide whether to renew the investment advisory agreement for the upcoming year. In preparation for the meeting, the Board requests and reviews a wide variety of information from the Adviser. The Trustees use this information, as well as information that other Fund service providers may submit to the Board, to help them decide whether to renew the investment advisory agreement for another year.


     At a meeting held on October 22, 2003, the Board requested and received written materials from the Adviser about: (a) the quality of the Adviser's investment management and other services; (b) the Adviser's investment management personnel; (c) the Adviser's operations and financial condition; (d) the Adviser's brokerage practices (including any soft dollar arrangements) and investment strategies; (e) the level of the advisory fees that the Adviser charges the Fund compared with the fees it charges to comparable mutual funds or accounts (if any); (f) the Fund's overall fees and operating expenses compared with similar mutual funds; (g) the level of the Adviser's profitability from its Fund-related operations; (h) the Adviser's compliance systems; (i) the Adviser's policies on and compliance procedures for personal securities transactions; (j) the Adviser's reputation, expertise and resources in domestic financial markets; and (k) the Fund's performance compared with similar mutual funds.

     At the meeting, representatives from the Adviser presented additional oral and written information to the Board to help the Board evaluate the Adviser's fee and other aspects of the investment advisory agreement. Other Fund service providers also provided the Board with additional information at the meeting. The Trustees then discussed the written materials that the Board received before the meeting and the Adviser's oral presentation and any other information that the Board received at the meeting, and deliberated on the renewal of the investment advisory agreement in light of this information. In its deliberations, the Board did not identify any single piece of information that was all-important or controlling.


     Based on the Board's deliberations and its evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously: (a) concluded that terms of the investment advisory agreement are fair and reasonable; (b) concluded that the Adviser's fees are reasonable in light of the services that the Adviser provides to the Fund; and (c) agreed to recommend approval of the investment advisory agreement by shareholders. Shareholders of the Fund aproved the investment advisory agreement at a special meeting held on December 15, 2003.


     BOARD COMPENSATION. Trustees of the Trust who are not directors, officers or employees of the Adviser or the Distributor receive from the Trust an annual retainer of $12,000 and a fee of $2,500 for each Board of Trustees meeting of the Trust attended, and are reimbursed for all out-of-pocket expenses related to attendance at such meetings. Trustees who are directors, officers or employees of the Adviser or the Distributor do not receive compensation from the Trust. The table below sets forth the compensation received by each Independent Trustee from the Trust during the fiscal year ended June 30, 2004.

-------------------------------------------------------------------------------------------------------------------------
                                                                                                              TOTAL
                                                                                                          COMPENSATION
                                                                                                            PAID FROM
                                                            PENSION OR                                       FUND AND
                                   AGGREGATE                RETIREMENT               ESTIMATED                 FUND
                                 COMPENSATION            BENEFITS ACCRUED         ANNUAL BENEFITS           COMPLEX TO
    NAME OF TRUSTEE               FROM FUND               AS A PART OF            UPON RETIREMENT            TRUSTEES
                                                          FUND EXPENSES
-------------------------------------------------------------------------------------------------------------------------
C. Russell Bryan                    $22,000                    -0-                      -0-                  $22,000

-------------------------------------------------------------------------------------------------------------------------

John M. Day                         $22,000                    -0-                      -0-                  $22,000

-------------------------------------------------------------------------------------------------------------------------
Joseph T. Jordan, Jr.               $22,000                    -0-                      -0-                  $22,000

-------------------------------------------------------------------------------------------------------------------------
Charles T. Manatt, Esq.             $22,000                    -0-                      -0-                  $22,000

-------------------------------------------------------------------------------------------------------------------------


                                 CODE OF ETHICS

     The Trust, the Adviser and the Distributor have each adopted a Code of Ethics ("Code") pursuant to Rule 17j-1 under the 1940 Act. Each Code applies to the personal investing activities of the trustees, directors, officers and certain employees ("access persons") of the Trust, the Adviser or the Distributor, as applicable. Rule 17j-1 and each Code is designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Each Code permits access persons to engage in personal securities transactions and otherwise invest in securities, including securities that may be purchased or held by the Fund. Access persons are generally required to obtain approval before engaging in personal securities transactions and to report their personal securities transactions for monitoring purposes. Each Code is on file with the Securities and Exchange Commission ("SEC"), and is available to the public.

                               INVESTMENT ADVISER

     The Adviser supervises the Fund's investments pursuant to an Investment Advisory Agreement (the "Advisory Agreement") described in the Prospectus. The Advisory Agreement is effective until December 15, 2005 and is subject to annual approval thereafter by the Board of Trustees or by vote of a majority of the Fund's outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not "interested persons" of the Trust or the Adviser by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty on sixty days notice by the Board of Trustees of the Trust or by the Adviser. The Advisory Agreement provides that it will terminate automatically in the event of its assignment.

     Compensation of the Adviser is at the annual rate of .90% of the Fund's average daily net assets. For the fiscal years ended June 30, 2004, 2003 and 2002, the Fund paid the Adviser advisory fees of $2,346,203, $2,078,807 and $2,797,806, respectively.


     The Adviser was organized as a North Carolina corporation in 1992. David R. Carr, Jr. and Larry D. Coats, Jr. are considered controlling shareholders of the Adviser. As affiliates of the Adviser, Messrs. Carr and Coats may directly or indirectly receive benefits from the advisory fees paid to the Adviser. In addition to acting as adviser to the Fund, the Adviser also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals.

     The Adviser provides a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents of the Fund. The Adviser determines what securities and other investments will be purchased, retained or sold by the Fund, and does so in accordance with the investment objective and policies of the Fund as described herein and in the Prospectus. The Adviser places all securities orders for the Fund, determining with which broker, dealer, or issuer to place the orders. The Adviser must adhere to the brokerage policies of the Fund in placing all orders, the substance of which policies are that the Adviser must seek at all times the most favorable price and execution for all securities brokerage transactions.

     The Adviser also provides, at its own expense, certain executive officers to the Trust, and pays the entire cost of distributing Fund shares. The Adviser, from its own assets, including its legitimate profits from advisory fees received from the Fund, may make payments to broker-dealers and other financial institutions (each, an "Intermediary") for their expenses in connection with the distribution of Fund shares. These payments, which are subject to change without notice, range from an annual rate of 0.15% to 0.40% of assets invested in the Fund through such Intermediaries. These fees are in addition to any fees that may be paid by the Adviser and/or the Fund for services that are not distribution-related (such as recordkeeping, subaccounting and other shareholder or administrative services). While the payment of such compensation by the Adviser will not affect the expense ratio of the Fund, the receipt of (or prospect of receiving) the payments described above may provide an Intermediary or its salespersons with an incentive to favor sales of the Fund over sales of other mutual funds (or non-mutual fund investments) with respect to which the Intermediary or salesperson does not receive such payments or receives them in a lower amount.

                                  ADMINISTRATOR


     Ultimus Fund Solutions, LLC (the "Administrator"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, provides administrative services to the Fund. In this capacity, the Administrator supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. The Administrator supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees. For the performance of the administrative services, the Fund pays the Administrator a fee at the annual rate of .10% of the average value of its daily net assets up to $50 million, ..075% of such assets from $50 million to $200 million and .05% of such assets in excess of $200 million, provided, however, that the minimum fee is $2,000 per month.


     The Administrator also provides accounting and pricing services to the Fund. For calculating daily net asset value per share and maintaining such books and records as are necessary to enable the Administrator to perform its duties, the Fund pays the Administrator a base fee of $2,000 per month, plus an asset-based fee at the annual rate of .01% of the average value of its daily net assets up to $500 million and .005% of such assets in excess of $500 million. In addition, the Fund pays all costs of external pricing services.

     As the Fund's transfer agent, the Administrator maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. The Administrator receives from the Fund for its services as transfer agent a fee payable monthly at an annual rate of $16 per account, provided, however, that the minimum fee is $2,000 per month. In addition, the Fund pays out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage and communication lines.


     For the fiscal year ended June 30, 2004, the Administrator received administrative fees of $194,038, accounting and pricing fees of $50,161, and transfer agent fees of $77,024.


     Prior to June 30, 2003, BISYS Fund Services Ohio, Inc. (BISYS") provided the Fund with administrative, accounting and pricing, dividend disbursing, shareholder servicing and transfer agent services. BISYS is a wholly-owned indirect subsidiary of The BISYS Group, Inc. For the fiscal year ended June 30, 2003, BISYS received from the Fund administrative fees of $94,702 and accounting and pricing fees of $46,192. For the fiscal year ended June 30, 2002, BISYS received from the Fund administrative fees of $127,457 and accounting and pricing fees of $64,739.

                                   DISTRIBUTOR


     Ultimus Fund Distributors, LLC (the "Distributor"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as principal underwriter for the Fund pursuant to a Distribution Agreement. Shares are sold on a continuous basis by the Distributor. The Distributor has agreed to use its best efforts to solicit orders for the sale of Fund shares, but is not obliged to sell any particular amount of shares. The Distribution Agreement provides that, unless sooner terminated, it will continue in effect so long as such continuance is approved at least annually (i) by the Board of Trustees or a vote of a majority of the outstanding shares, and (ii) by a majority of the Trustees who are not "interested persons" of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated by the Fund at any time, without the payment of any penalty, by vote of a majority of the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Fund on sixty days writen notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on sixty days written notice to the Trust. The Distribution Agreement will automatically terminate in the event of its assignment. The Distributor is an affiliate of the Administrator, and Robert G. Dorsey, Mark J. Seger and John F. Splain are each Managing Directors of the Distributor and officers of the Trust.


                             OTHER SERVICE PROVIDERS


     The firm of Deloitte and Touche LLP, 250 East Fifth Street, Suite 1900, Cincinnati, Ohio 45202, has been retained by the Board of Trustees to perform an independent audit of the books and records of the Trust and to consult with the Trust as to matters of accounting and federal and state income taxation.


     Morgan, Lewis & Bockius LLP, 1111 Pennsylvania Avenue, NW, Washington, D.C. 20004, serves as legal counsel to the Trust and passes upon certain legal matters in connection with shares offered by the Trust.

     The Custodian of the Fund's assets is US Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202. The Custodian holds all cash and securities of the Fund (either in its possession or in its favor through "book entry systems" authorized by the Trustees in accordance with the 1940 Act), collects all income and effects all securities transactions on behalf of the Fund.

                                OTHER FUND COSTS

     The Fund pays all expenses not assumed by the Adviser, including its advisory fees. Fund expenses include, among others, the fees and expenses, if any, of the Trustees and officers who are not "affiliated persons" of the Adviser or the Distributor, fees of the Custodian, interest expense, taxes, brokerage fees and commissions, fees and expenses of the Fund's shareholder servicing operations, fees and expenses of qualifying and registering the Fund's shares under federal and state securities laws, expenses of preparing, printing and distributing prospectuses and reports to existing shareholders, auditing and legal expenses, insurance expenses, association dues, and the expense of shareholders' meetings and proxy solicitations. The Fund is also liable for any nonrecurring expenses as may arise such as litigation to which the Fund may be a party. The Fund may be obligated to indemnify the Trustees and officers with respect to such litigation. All expenses of the Fund are accrued daily on the books of the Fund at a rate which, to the best of its belief, is equal to the actual expenses expected to be incurred by the Fund in accordance with generally accepted accounting practices.

     The Fund and/or the Adviser may enter into arrangements to compensate certain Intermediaries for providing recordkeeping, sub-accounting and other shareholder and administrative services, as well as distribution-related services. The Fund may compensate these Intermediaries for providing services that are not distribution-related. As noted above, the Adviser, from its own assets, may make payments to Intermediaries for their expenses in connection with the distribution of Fund shares.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     It is the  Fund's  practice  to seek the best price and  execution  for all portfolio securities transactions. The Adviser (subject to the general supervision of the Board of Trustees) directs the execution of the Fund's portfolio transactions.

     The Fund's fixed-income portfolio transactions will normally be principal transactions executed in over-the-counter markets and will be executed on a "net" basis, which may include a dealer markup. The Fund's common stock portfolio transactions will normally be exchange traded and will be affected through broker-dealers who will charge brokerage commissions. Options will also normally be exchange traded involving the payment of commissions. With respect to securities traded only in the over-the-counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with other than a primary market maker.


     During the fiscal years ended June 30, 2004, 2003 and 2002, the total amount of brokerage commissions paid by the Fund was $330,153, $325,662 and $659,075, respectively. The significantly higher commissions paid during the fiscal year ended June 30, 2002 was primarily due to greater portfolio turnover.


     In managing the Fund, the Adviser effects transactions with those brokers and dealers that the Adviser believes provide the most favorable price and execution. If the Adviser believes such prices and executions are obtainable from more than one broker or dealer, the Adviser may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Adviser. In addition, Section 28(e) of the Securities Exchange Act of 1934 permits the Adviser to cause the Fund to pay commission rates in excess of those another dealer or broker would have charged for effecting the same transaction, if the Adviser determines, in good faith, that the commission paid is reasonable in relation to the value of brokerage and research services provided. While the Adviser currently does not intend to pay higher commissions to dealers and brokers who supply it with brokerage and research services, in the event such higher payments would be made or are deemed to have been made, such higher payments would be in accordance with Section 28(e).


     A portion of the Fund's brokerage commissions may, in the discretion of the Adviser, be allocated to those brokers or dealers that provide the Adviser with research services. The types of research services that the Adviser may obtain include, but are not limited to, investment recommendations, financial, economic, political, fundamental and technical market and interest rate data, and other statistical or research services. Much of the information so obtained may also be used by the Adviser for the benefit of other clients that it may have. Conversely, the Fund may benefit from such transactions effected for the benefit of other clients. In all cases, the Adviser is obligated to effect transactions for the Fund based upon obtaining the most favorable price and execution. Factors considered by the Adviser in determining whether the Fund will receive the most favorable price and execution include, among other things: the size of the order, the broker's ability to effect and settle the transaction promptly and efficiently and the Adviser's perception of the broker's reliability, integrity and financial condition. During the fiscal year ended June 30, 2004, the amount of brokerage transactions and related commissions directed to brokers because of research services provided was $68,379,875 and $113,263, respectively.


     ORDER AGGREGATION AND ALLOCATION POLICY AND PROCEDURES ("AGGREGATION PROCEDURES"). The Adviser has adopted Aggregation Procedures that allow generally for the Adviser to aggregate or "bunch" orders for the purchase or sale of the same security for the accounts of two or more clients (including the Fund) at the same time. The Adviser may bunch orders when it deems it to be appropriate and in the best interest of its clients. The Aggregation Procedures allow the Adviser to seek more favorable executions and/or net prices for aggregated orders. To the extent permitted by, and consistent with, the Aggregation Procedures and applicable SEC guidance, the Adviser also may include orders for accounts of the Adviser's employees in bunched orders. The Adviser will not bunch orders for clients whose investment management agreement with the Adviser would prohibit such aggregation. When a bunched order is filled in its entirety, each client that participates in the order will receive the average price for all of the transactions on the same business day, and commissions or other transaction costs will be shared on a pro rata basis. When a bunched order is partially filled, the securities actually purchased or sold by the close of each business day will be allocated, subject to certain exceptions, in a manner that is consistent with the initial pre-allocation or other written statement and that does not consistently advantage or disadvantage particular clients or groups of client accounts, as determined by the Adviser from time to time.

                          SPECIAL SHAREHOLDER SERVICES

     As noted in the Prospectus, the Fund offers the following shareholder services:

     REGULAR ACCOUNT. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, shareholders are free to make additions and withdrawals to or from their account as often as they wish. When a shareholder makes an initial investment in the Fund, a shareholder account is opened in accordance with the shareholder's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date.

     AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables shareholders to make regular periodic investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Administrator will automatically charge the checking account for the amount specified ($100 minimum, once you have invested the minimum initial amount required to open an account) which will be automatically invested in shares at the net asset value on or about the fifteenth and/or the first business day of the month as indicated on the Account Application. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

     AUTOMATIC WITHDRAWAL PLAN. Shareholders owning shares with a value of $10,000 or more may establish an Automatic Withdrawal Plan. A shareholder may receive monthly, quarterly or annual payments, in amounts of not less than $100 per payment, by authorizing the Fund to redeem the necessary number of shares periodically (each month, quarterly or annually as specified on the Account Application). Payments may be made directly to an investor's account with a commercial bank or other depository institution via an Automated Clearing House ("ACH") transaction. Instructions for establishing this service are included in the Application contained in the Prospectus or are available by calling the Fund at 1-800-622-2474. Payment may also be made by check made payable to the designated recipient and mailed within three business days of the valuation date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see "Redemptions In Writing Required" in the Prospectus). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed. Costs in conjunction with the administration of the plan are borne by the Fund. Shareholders should be aware that such automatic withdrawals may deplete or use up entirely their initial investment. In addition, automatic withdrawals may result in realized long-term or short-term capital gains or losses, or, in certain circumstances, may be treated as dividends for tax purposes. The Automatic Withdrawal Plan may be terminated at any time by the Fund upon sixty days' written notice or by a shareholder upon written notice to the Fund. Applications and further details may be obtained by calling the Fund at 1-800-622-2474, or by writing to:

                               The Oak Value Fund
                              Shareholder Services
                                 P.O. Box 46707
                           Cincinnati, Ohio 45246-0707

     REDEMPTIONS IN KIND. The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such case, the Board of Trustees may authorize payment to be made in portfolio securities or other property of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. The Trust has filed an irrevocable election with the SEC under Rule 18f-1 of the 1940 Act, wherein the Fund has committed itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any ninety day period, the lesser of (a) $250,000 or (b) one percent (1%) of the Fund's net assets at the beginning of such period.

     TRANSFER OF REGISTRATION. To transfer shares to another owner, send a written request to the Fund at the address shown herein. Your request should include the following: (1) the existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see the Prospectus under the heading "Redemptions in Writing Required"); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Fund.

                               PURCHASE OF SHARES

     The purchase price of shares of the Fund is the net asset value next determined after the order is received. An order received prior to the close of trading on the New York Stock Exchange (the "Exchange"), generally 4:00 p.m., Eastern time, will be executed at the price computed on the date of receipt; and an order received after that time will be executed at the price computed on the next Business Day. An order to purchase shares is not binding on the Fund until confirmed in writing (or unless other arrangements have been made with the Fund, for example in the case of orders utilizing wire transfer of funds) and payment has been received.

     Due to Internal Revenue Service Regulations, applications without social security or tax identification numbers will not be accepted. If, however, you have already applied for a social security or tax identification number at the time of completing your account application, the application should so indicate. The Fund is required to, and will, withhold taxes on all distributions and redemption proceeds if the number is not delivered to the Fund within 60 days.

     The Fund reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund and its shareholders, and (iii) to reduce or waive the minimum for initial and subsequent investments under some circumstances, including circumstances where certain economies can be achieved in sales of Fund shares.

     EMPLOYEES AND AFFILIATES OF THE FUND. The Fund has adopted initial investment minimums for the purpose of reducing the cost to the Fund (and consequently to the shareholders) of communicating with and servicing its shareholders. However, the minimum initial investment requirement does not apply to Trustees, officers and employees of the Fund, the Adviser and certain parties related thereto, including clients of the Adviser or any sponsor, officer, committee member thereof, or the immediate family of any of them. In addition, accounts having the same mailing address may be aggregated for purposes of the minimum investment if shareholders consent in writing to share a single mailing of shareholder reports, proxy statements (but each such shareholder would receive his/her own proxy) and other Fund literature.

                              REDEMPTION OF SHARES

     The Fund may suspend redemption  privileges or postpone the date of payment
(i) during any period that the Exchange is closed, or trading on the Exchange is restricted as determined by the SEC, (ii) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to fairly determine the value of its assets, and
(iii) for such other periods as the SEC may permit.

     Shares of the Fund are redeemed at the net asset value next determined after receipt of an order in proper form, except that a 2% redemption fee applies to redemptions of shares within 90 days of the date of purchase. Any redemption may be more or less than the amount of the shareholder's investment depending on the market value of the securities held by the Fund. The redmeption fee will not be assessed on the redemption of shares held through qualified retirement plans.

                          NET ASSET VALUE DETERMINATION

     Under the 1940 Act, the Trustees are responsible for determining in good faith the fair value of the securities and other assets of the Fund, and they have adopted procedures to do so, as follows. The net asset value of the Fund is determined as of the close of the regular session of trading on the Exchange (normally 4:00 p.m., Eastern time) on each "Business Day." A Business Day means any day, Monday through Friday, except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day and Christmas. Net asset value per share is determined by dividing the total value of all Fund securities and other assets, less liabilities, by the total number of shares then outstanding. Net asset value includes interest on fixed-income securities, which is accrued daily.

     Securities which are traded over-the-counter are priced at the last sale price, if available, otherwise, at the last quoted bid price. Securities traded on a national stock exchange or on the NASDAQ National Market System will be valued based upon the closing price on the valuation date on the principal exchange where the security is traded. Fixed-income securities will ordinarily be traded in the over-the-counter market and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. When market quotations are not readily available, securities may be valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities and developments related to specific securities. The Trustees will satisfy themselves that such pricing services consider all appropriate factors relevant to the value of such securities in determining their fair value. Calls written by the Fund are valued at the then current market quotation, using the ask price, as of the close of each day on the principal exchanges on which they are traded. Securities and other assets for which no quotations are readily available will be valued in good faith at fair value using methods determined by the Board of Trustees.

                           ADDITIONAL TAX INFORMATION

     TAXATION OF THE FUND. The Fund intends to qualify as a "regulated investment company" ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Among the requirements to qualify under Subchapter M, the Fund must distribute annually at least 90% of its net investment income. In addition to this distribution requirement, the Fund must
(1) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the disposition of stock or securities, and certain other income; and (2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities (for this purpose such other securities will qualify only if the Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of such issuer) and
(b) not more than 25% of the value of the Fund's assets is invested in securities of any one issuer or of two or more issuers that the Fund controls (within the meaning of Section 851(c)(2) of the Code) and that are engaged in the same or similar trades or businesses or related trades or businesses (other than U.S. Government securities or securities of other regulated investment companies).

     While the above requirements are aimed at qualification of the Fund as a RIC under Subchapter M of the Code, the Fund also intends to comply with certain requirements of the Code to avoid liability for federal income and excise tax. If the Fund remains qualified under Subchapter M, it will not be subject to federal income tax to the extent it distributes its taxable net investment income and net realized capital gains. A nondeductible 4% federal excise tax will be imposed on the Fund to the extent it does not distribute at least 98% of its ordinary taxable income for a calendar year, plus 98% of its capital gain net taxable income for the one year period ending each October 31, plus certain undistributed amounts from prior years. While the Fund intends to distribute its taxable income and capital gains in a manner so as to avoid imposition of the federal excise and income taxes, there can be no assurance that the Fund indeed will make sufficient distributions to avoid entirely imposition of federal excise or income taxes. Should additional series, or funds, be created by the Trustees, each fund would be treated as a separate tax entity for federal income tax purposes. If the Fund fails to qualify as a RIC for any year, all if its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally will be taxable as ordinary income dividends to its shareholders, subject to the dividends received deduction for corporate shareholders and the provisions relating to qualified dividend income. The Board of Trustees reserves the right not to maintain the qualification of the Fund as a RIC if it determines such course of action to be beneficial to shareholders.


     The Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction. As of June 30, 2004, the Fund had capital loss carryforwards for federal income tax purposes of $14,792,522, of which $1,025,305 expires June 30, 2011 and $13,767,217 expires June 30, 2012. These capital loss carryforwards may be utilized in future years to offset net realized capital gains prior to distributing such gains to shareholders.


     Should additional series, or funds, be created by the Trustees, each fund would be treated as a separate tax entity for federal income tax purposes.

     TAX STATUS OF THE FUND'S DIVIDENDS AND DISTRIBUTIONS. Dividends paid by the Fund derived from net investment income or net short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares. Dividends from net investment income to the extent the Fund receives qualified dividend income will be taxable to individuals  at net  capital  gains  rates.  Qualified  dividend  income  is, in
general,   income  from
dividends the Fund receives from taxable domestic corporations and certain foreign corporations, subject to certain holding period and other requirements. Distributions, if any, of long-term capital gains are taxable to shareholders as long-term capital gains, whether received in cash or reinvested in additional shares, regardless of how long Fund shares have been held. For information on "backup" withholding, see "Avoid Tax Withholding" in the Prospectus.

     For corporate shareholders, the dividends received deduction, if applicable, should apply to a portion of dividends paid by the Fund. The Fund will send shareholders information each year on the tax status of dividends and disbursements. A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation. Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or shares and no matter how long you have held Fund shares, even if they reduce the net asset value of shares below your cost and thus in effect result in a return of a part of your investment.

     SALE OR REDEMPTION OF FUND SHARES. A sale, exchange or redemption of shares of the Fund by a shareholder is generally a taxable event. For federal income tax purposes, any loss upon the sale of shares of the Fund held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributions received by the shareholder.

     Shareholders should consult their tax advisors regarding the state, local and foreign tax consequences resulting from the ownership of shares in the Fund.

                       GENERAL INFORMATION ABOUT THE TRUST

     The Declaration of Trust of Oak Value Trust currently provides for the issuance of shares of the Fund as the sole series of the Trust. The Trustees are permitted to create additional series, or funds, at any time. The Trust was organized as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust. Shares of the Fund are freely transferable, have no preemptive or conversion rights and, when issued, are fully paid and non-assessable. Upon liquidation of the Trust or a particular fund of the Trust, holders of the outstanding shares of the fund being liquidated shall be entitled to receive, in proportion to the number of shares of the fund held by them, the excess of that fund's assets over its liabilities. Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held. On any matter submitted to a vote of shareholders, all shares of the Trust then issued and outstanding and entitled to vote, irrespective of the fund, shall be voted in the aggregate and not by fund, except (i) when required by the 1940 Act, shares shall be voted by individual fund; and (ii) when the matter does not affect any interest of a particular fund, then only shareholders of the affected fund or funds shall be entitled to vote thereon. Examples of matters that affect only a particular fund could be a proposed change in the fundamental investment objectives or policies of that fund or a proposed change in the investment advisory agreement for a particular fund. Shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in this event, the holders of the remaining shares voting will not be able to elect any Trustees. The Trustees will hold office indefinitely, except that: (1) any Trustee may resign or retire and (2) any Trustee may be removed with or without cause at any time (a) by a written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; or (b) by vote of shareholders holding not less than two-thirds of the outstanding shares of the Trust, cast in person or by proxy at a meeting called for that purpose; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust and filed with the Trust.

     SHAREHOLDER RIGHTS. Shareholders have certain rights, as set forth in the Declaration of Trust, including the right to call a meeting of the shareholders for the purpose of voting on the removal of one or more Trustees. Shareholders holding not less than ten percent (10%) of the shares then outstanding may require the Trustees to call such a meeting and the Trustees are obligated to provide certain assistance to shareholders desiring to communicate with other shareholders in such regard (e.g., providing access to shareholder lists, etc.). Shareholder inquiries may be made in writing, addressed to the Fund at the address contained in this Statement of Additional Information. In case a vacancy or an anticipated vacancy shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to the provisions of Section 16(a) of the 1940 Act. The Trust does not expect to hold annual meetings of shareholders.

     Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Declaration of Trust, therefore, contains provisions which are intended to mitigate such liability.

     Stock certificates will not be issued for your shares. Evidence of ownership will be given by issuance of periodic account statements which will show the number of shares owned.

     FUND HISTORY. Prior to October 2002, the Trust was called The Tuscarora Investment Trust. Prior to May 19, 1995, the Fund was a series of Albemarle Investment Trust, another registered investment company.


     PROXY VOTING POLICIES AND PROCEDURES. The Adviser has adopted Proxy Voting and Disclosure Policy and Procedures that describe how the Fund intends to vote proxies relating to portfolio securities. The Proxy Voting and Disclosure Policy and Procedures of the Adviser are attached to this Statement of Additional Information as Appendix B. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-800-622-2474, or on the SEC's website at http://www.sec.gov.

     PRINCIPAL HOLDERS OF SECURITIES. As of October 1, 2004, the following persons were five percent or greater shareholders of record of the Fund:

--------------------------------------------------------------------------------
                                          SHARE BALANCE         PERCENTAGE
--------------------------------------------------------------------------------
Charles Schwab & Co., Inc.                3,199,252.001            36.7%
101 Montgomery Street
San Francisco, California 94104
--------------------------------------------------------------------------------
National Financial Services LLC           1,295,148.111            14.9%
1 World Financial Center
New York, New York 10281
--------------------------------------------------------------------------------

                         CALCULATION OF PERFORMANCE DATA

     The Fund may, from time to time, advertise certain total return and yield information.

     BEFORE-TAX PERFORMANCE. All pre-tax performance advertisements shall include average annual total return quotations. The "average annual total return" of the Fund refers to the average annual compounded rates of return over 1-, 5- and 10-year periods that would equate the initial amount invested at the beginning of a stated period to the ending redeemable value of the investment. The calculation of total return assumes the reinvestment of all dividends, and distributions includes all recurring fees that are charged to all shareholder accounts and deducts all nonrecurring charges at the end of each period. The average annual total return of the Fund for a period is computed by subtracting the net asset value per share at the beginning of the period from the net asset value per share at the end of the period (after adjusting for the reinvestment of any income dividends and capital gain distributions), and dividing the result by the net asset value per share at the beginning of the period. In particular, the average annual total return of the Fund ("T") is computed by using the redeemable value at the end of a specified period of time ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula P(l+T)n=ERV.

     AFTER-TAX PERFORMANCE. All after-tax performance is calculated as described in the paragraph above and in addition, takes into account the effect of taxes. After-tax performance is presented using two methodologies. The first deducts taxes paid on distributions. The second deducts taxes paid on distributions and taxes paid upon redemption of fund shares. After-tax returns are calculated using the highest individual marginal federal income tax rates currently in effect. The tax rates used correspond to the tax characteristics of each component of the distributions (that is, the ordinary income rate for ordinary income distributions and the long-term capital gains rate for capital gains distributions). State, local or federal alternative minimum tax liabilities are disregarded, as is the effect of phase-outs of certain exemptions, deductions and credits at various income levels. The tax rates may vary over the performance measurement period. After-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.


     The uniformly calculated average annual total return quotations for the Fund for periods ended June 30, 2004 are as follows:

------------------------------------------------------------------------------
                                     1 YEAR         5 YEARS        10 YEARS
------------------------------------------------------------------------------
OAK VALUE FUND - Return Before
Taxes                                13.45%          1.93%          12.38%
------------------------------------------------------------------------------
OAK VALUE FUND - Return After
Taxes on Distributions               13.45%          1.68%          11.51%
------------------------------------------------------------------------------
OAK VALUE FUND - Return After
Taxes on Distributions and
Sale of Fund Shares                   8.74%          1.56%          10.55%
------------------------------------------------------------------------------

     NON-STANDARDIZED RETURN. In addition, the Fund may advertise other total return performance data ("non-standardized returns"). The non-standardized return shows as a percentage rate of return encompassing all elements of return (i.e., income and capital appreciation or depreciation); it assumes reinvestment of all dividends and capital gain distributions. The non-standardized returns may consist of a cumulative percentage of return, actual year-by-year rates or any combination thereof. The non-standardized returns of the Fund for each of the past 10 calendar years and since inception, as compared to the performance of the S&P 500 Index for such periods, are as follows:


------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      Since
                                                                                                                    Inception*
                 1994      1995      1996     1997      1998      1998      2000      2001       2002       2003    (through
                                                                                                                     6/30/04)
------------------------------------------------------------------------------------------------------------------------------
Oak Value Fund
                -154%    28.89%    28.99%   37.70%    18.93%    -3.12%    18.17%     -0.47%   -24.34%     32.11%     279.76%
------------------------------------------------------------------------------------------------------------------------------
S&P 500 Index
                1.32%    37.58%    22.96%   33.36%    28.58%    21.04%    -9.12%    -11.90%   -22.10%     28.69%     224.11%
------------------------------------------------------------------------------------------------------------------------------



     * Inception date of the Fund was January 18, 1993.

     COMPUTATION OF YIELD. From time to time, the Fund may advertise its yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                           Yield = 2[a-b/cd + 1)6 - 1]

          Where:

          a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
          d = the maximum offering price per share on the last day of the period

Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that the Fund owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest).

     OTHER PERFORMANCE INFORMATION. The Fund's performance may be compared in advertisements, sales literature and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, the Fund may compare its performance to the S&P 500 Index, which is generally considered to be representative of the performance of unmanaged common stocks that are publicly traded in the United States securities markets. The S&P 500 Index and other securities indices are unmanaged and do not reflect the payment of advisory fees and other expenses associated with an investment in the Fund. Investors cannot invest directly in an index, although index funds designed to replicate performance of various indices are generally available, and investors may invest directly in the underlying securities of an index.

     Comparative performance may also be expressed by reference to rankings or broad groups of mutual funds, as prepared or tracked and published by mutual fund monitoring services, such as Lipper, Inc. or Morningstar, Inc., or by one or more newspapers, newsletters or financial periodicals such as FORBES, MONEY, THE WALL STREET JOURNAL, BUSINESS WEEK, BARRON'S AND FORTUNE. Performance comparisons may be useful to investors who wish to compare the Fund's past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

* LIPPER, INC. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

* MORNINGSTAR, INC. rates NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for one month.

     Investors  may use such  indices in  addition to the Fund's  Prospectus  to obtain a more complete view of the Fund's performance before investing. Of course, when comparing the Fund's performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services, or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for the Fund may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Fund based on monthly reinvestment of dividends over a specified period of time.

     From time to time the Fund may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Fund may also disclose from time to time information about its portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as S&P and Moody's). The Fund may also depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Fund may also present its performance and other investment characteristics, such as volatility or a temporary defensive posture, in light of the Adviser's view of current or past market conditions or historical trends. The Fund may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.

     The Fund may also disclose from time to time information about IRAs and the benefits of IRAs, including the potential tax deduction and tax-deferred growth. The Fund may also provide examples of the accumulated amounts that would be available in an IRA with specified contributions over a specified amount of time with a specified annual return. For example, a $2,000 IRA contribution each year for 30 years earning a 10% average annual return would be worth approximately $360,000 at the end of 30 years. Such examples will be used for illustration purposes only and will not be indicative of past or future performance of the Fund.

                        FINANCIAL STATEMENTS AND REPORTS

     The financial statements of the Fund will be audited at least once each year by independent public accountants. Shareholders will receive annual audited and semiannual (unaudited) reports when published, and will receive written confirmation of all confirmable transactions in their account. A copy of the Annual Report will accompany the Statement of Additional Information ("SAI") whenever the SAI is requested by a shareholder or prospective investor. The financial statements of the Fund as of June 30, 2004, together with the report of the independent registered public accounting firm thereon, are incorporated herein by reference to the Annual Report of the Fund.


     NO  PERSON  HAS  BEEN  AUTHORIZED  TO GIVE ANY  INFORMATION  OR TO MAKE ANY
REPRESENTATIONS NOT CONTAINED IN THE PROSPECTUS, OR IN THIS STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS OR THIS STATEMENT OF ADDITIONAL INFORMATION AND, IF GIVEN OR MADE, SUCH INFORMATION OR PRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE AN OFFERING BY THE FUND IN ANY JURISDICTION IN WHICH SUCH AN OFFERING MAY NOT LAWFULLY BE MADE.

                                                                     APPENDIX A

                           DESCRIPTION OF BOND RATINGS

     The Fund will normally be invested in equities, although the percentage of its assets fully invested in equities may vary based on market and economic conditions. The Fund may invest a portion of its assets in fixed-income securities, including corporate debt securities and U.S. Government Securities. As a temporary defensive position, however, the Fund may invest up to 100% of its assets in money market instruments. When the Fund invests in money market instruments, it is not pursuing its investment objective. Under normal circumstances, however, the Fund may invest in money market instruments or repurchase agreements as described in the Prospectus. When the Fund invests in fixed-income securities or money market instruments, it will limit itself to debt securities within the rating categories described below or, if unrated, of equivalent quality.

     The various ratings used by the NRSROs are described below. A rating by an NRSRO represents the organization's opinion as to the credit quality of the security being traded. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Adviser believes that the quality of fixed-income securities in which the Fund may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one NRSRO, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the NRSROs from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S RATINGS:

     The following summarizes the highest three ratings used by Moody's Investors Service, Inc. ("Moody's") for bonds:

     Aaa: Bonds rated Aaa are judged to be of the best quality. These bonds carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements that make the long term risks appear somewhat larger than in Aaa securities.

     A: Bonds rated A possess many favorable investment attributes and are to be considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

     Moody's applies numerical modifiers (1, 2 and 3) with respect to bonds rated Aa and A. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

     The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. MIG-1 and V-MIG-1 are the highest ratings used by Moody's for short-term notes and variable rate demand obligations. Obligations bearing these designations are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP'S RATINGS:

     The following summarizes the highest three ratings used by Standard & Poor's Ratings Group ("S&P") for bonds:

     AAA: This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

     AA: Bonds rated AA also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

     A: Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

     To provide more detailed indications of credit quality, the AA and A ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

     Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. The rating SP-1 is the highest rating assigned by S&P to short-term notes and indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

DESCRIPTION OF FITCH, INC.'S RATINGS:

     The following summarizes the highest three ratings used by Fitch, Inc. ("Fitch") for bonds:

     AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

     A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     To provide more detailed indications of credit quality, the AA and A ratings may be modified by the addition of a plus or minus sign to show relating standing within a rating category.

     The following summarizes the highest ratings used by Fitch for short-term notes, variable rate demand instruments and commercial paper:

     F-1+: Instruments assigned this rating are regarded as having the strongest degree of assurance for timely payment.

     F-1: Instruments assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

                                                                      APPENDIX B

                       OAK VALUE CAPITAL MANAGEMENT, INC.

                 PROXY VOTING AND DISCLOSURE POLICY & PROCEDURES



I.   INTRODUCTION

     Effective March 10, 2003, the U.S. Securities and Exchange Commission (the "SEC") adopted rule and form amendments under the Investment Advisers Act of 1940 (the "Advisers Act") that address an investment adviser's fiduciary obligation to its clients when the investment adviser has the authority to vote their proxies (collectively, the rule and form amendments are referred to herein as the "Advisers Act Amendments"). Effective April 14, 2003, the SEC adopted rule and form amendments under the Securities Act of 1933, the Securities Act of 1934, and the Investment Company Act of 1940 (the "Investment Company Act") to require registered management investment companies to provide disclosure about how they vote proxies for their portfolio securities (collectively, the rule and form amendments are referred to herein as the "IC Amendments").

     The Advisers Act Amendments require that Oak Value Capital Management, Inc. (the "Adviser") adopt and implement policies and procedures for voting proxies in the best interest of clients, to describe the procedures to clients, and to tell clients how they may obtain information about how the Adviser has actually voted their proxies where the Adviser has been delegated proxy voting authority. The IC Amendments require that the Oak Value Fund (the "Fund") disclose the policies and procedures used to determine how proxies for its portfolio securities are voted. The IC Amendments also require the Fund to file with the SEC and to make available to its shareholders the specific proxy votes that it cast for portfolio securities.

     This Proxy Voting and Disclosure Policy (the "Policy") is designed to ensure that the Adviser and the Fund comply with the requirements of the Advisers Act Amendments and IC Amendments, and otherwise fulfill their obligations with respect to proxy voting, disclosure, and recordkeeping.

     Overall, proxy voting will be managed in an effort to act in the best interests of the Adviser's clients including, without limitation, the Fund. While decisions about how to vote must be determined on a case-by-case basis, proxy voting decisions will be made considering these guidelines.


II.  GENERAL POLICY FOR VOTING PROXIES

     The Adviser believes that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company. The Adviser and its portfolio managers (the "Portfolio Manager") are committed to voting corporate proxies in the manner that they reasonably believe serves the best interests of their clients. The Fund has delegated the voting of its proxies to the Adviser, as the Fund's investment adviser.

     The Adviser will vote proxies solely in the interests of its clients. Any material conflict of interest must be addressed in the best interests of its clients. Since the quality and depth of management is a primary factor considered when investing in a company, the Adviser gives substantial weight to the recommendation of management on any issue. However, the Adviser will consider each issue on its own merits, and the position of a company's management will not be supported in any situation where the Adviser reasonably believes it is not to be in the best interests of its clients. The Adviser believes that each proxy proposal should be individually reviewed to determine whether the proposal is in the best interests of its clients. As a result, the Adviser believes that it is likely that similar proposals for different companies will, in some cases, receive different votes because of different corporate circumstances.

III. PROXY VOTING PROCEDURES

     The following details the Adviser's practice regarding the voting of proxies.

     A.   PROCEDURES

          To implement the Adviser's proxy voting policies, the Adviser has developed the following procedures for voting proxies.

          1. Reasonable efforts will be made to obtain proxy materials and to vote in a timely fashion.

          2. Upon receipt of a corporate proxy by the Adviser, the annual report and the proxy are submitted to the Chief Investment Officer or Chief Executive Officer (the "Responsible Party").

          3. The Responsible Party receiving proxy materials is then responsible for reviewing the proxy proposals and proxy proposal summaries. Following his review and the consideration of what vote he reasonably believes is in the best interests of clients, the Responsible Party will then vote applicable proxies.

          4. The Adviser will maintain copies of each annual report, proposal, proposal summary, actual vote, and any other information required to be maintained for a proxy vote under Rule 204-2 of the Advisers Act (see discussion in Section VI below) or (for the
               Fund) under Rule 30b1-4 of the Investment Company Act. With respect to proxy votes on controversial or particularly sensitive topics, the Responsible Party will provide a written explanation for the proxy vote which will be maintained with the record of the actual vote in the Adviser's files.

     B.   PROXY SPECIFIC ISSUES

          While the Adviser's policy is to review each proxy proposal on its individual merits, please refer to Exhibit A. for specific examples of voting decisions for the types of proposals that are most frequently presented. The Adviser reserves the right to adopt different approaches for different clients.

IV.  MATERIAL CONFLICTS OF INTEREST

     The Adviser recognizes that under certain circumstances it may have a material conflict of interest in voting proxies on behalf of its clients. Such circumstances may include, but are not limited to, situations where the Adviser, including officers, directors and employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote. The Adviser shall not vote proxies relating to such issuers on behalf of its client accounts until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been agreed upon by the Proxy Committee. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Adviser's decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances. If a conflict of interest is determined not to be material by the Director of Compliance and one or more members of the Adviser's Board of Directors, the Adviser may vote proxies notwithstanding the existence of a conflict. If the conflict of interest is determined to be material, an independent third party proxy service provider will be engaged by the Adviser to obtain and adopt the vote recommendation of the third party proxy service provider (with a summary of material factors supporting the recommended vote).

     If a material conflict is found to exist, written documentation of the conflict (the "Conflict Memo") shall be produced. Specifically, the Conflict Memo should describe:

          o    the proposal to be voted upon;

          o    the nature of the material conflict of interest involved;

          o the independent third party proxy service provider engaged by the Adviser to obtain and adopt the vote recommendation of the third party proxy service provider (with a summary of material factors supporting the recommended vote); and

          o Verification that the Adviser reasonably believes that the voting recommendation issued by the independent party appears to be in the best interest of the client;


V.   ADVISER DISCLOSURE OF HOW TO OBTAIN VOTING INFORMATION

     On or before August 6, 2003, Rule 206(4)-6 requires the Adviser to disclose in response to any client request how the client can obtain information from the Adviser on how its securities were voted. The Adviser will disclose in Part II of its Form ADV that clients can obtain information on how their securities were voted by making a written request to the Adviser. Upon receiving a written request from a client, the Adviser will provide the information requested by the client within a reasonable amount of time.

     Rule 206(4)-6 also requires the Adviser to describe its proxy voting policies and procedures to clients, and upon request, to provide clients with a copy of those policies and procedures. The Adviser will provide such a description in Part II of its Form ADV. Upon receiving a written request from a client, the Adviser will provide a copy of this policy within a reasonable amount of time.

     If approved by the client, this policy and any requested records may be provided electronically.

VI.  FUND DISCLOSURE

     A. DISCLOSURE OF FUND POLICIES AND PROCEDURES WITH RESPECT TO VOTING PROXIES RELATING TO PORTFOLIO SECURITIES

          Beginning with the Fund's next annual update to its Statements of Additional Information ("SAI") on Form N-1A after July 1, 2003, the Fund will disclose this Policy to its shareholders. The Fund will notify shareholders in the SAI and the Fund's shareholder reports that a description of this Policy is available upon request, without charge, by calling a specified telephone number, by reviewing the Fund's shareholder reports, and by reviewing filings available on the SEC's website at http://www.sec.gov. The Fund will send this description of the Fund's Policy within three business days of receipt of any shareholder request, by first-class mail or other means designed to ensure equally prompt delivery.

     B.   DISCLOSURE OF THE FUND'S COMPLETE PROXY VOTING RECORD

          Beginning after June 30, 2004, the Fund will disclose to its shareholders - in accordance with Rule 30b1-4 of the Investment Company Act of 1940, as amended - on Form N-PX, the Fund's complete proxy voting record for the twelve month period ended June 30 by no later than August 31 of each year.

          Beginning after June 30, 2004, the Fund must disclose the following information on Form N-PX for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which to the Fund was entitled to vote:

          (i)    The name of the issuer of the portfolio security;
          (ii)   The exchange ticker symbol of the portfolio security;
          (iii) The Council on Uniform Security Identification Procedures ("CUSIP") number for the portfolio security (if available through reasonably practicable means);
          (iv)   The  shareholder  meeting date;
          (v)    A brief identification of the matter voted on;
          (vi) Whether matter was proposed by the issuer or by a security holder;
          (vii)  Whether the Fund cast its vote on the matter;
          (viii) How the Fund cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and
          (ix)   Whether the Fund cast its vote for or against management.

          The Fund will make its proxy voting record available to shareholders either upon request or by making available an electronic version on or through the Fund's website. If the Fund discloses its proxy voting record on or through its website, the Fund must post the information disclosed in the Fund's most recently filed report on Form N-PX on the website beginning the same day it files such information with the SEC.

          The Fund will also include in its annual and semi-annual reports to shareholders as well as its SAI a statement that information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available (1) without charge upon request, by calling a specified toll-free (or collect) telephone number, or on or through the Fund's website at a specified Internet address or both and (2) on the SEC's website. If the Fund discloses that is proxy voting record is available by calling a toll-free (or collect) telephone number, it must send the information disclosed in the Fund's most recently filed report on Form N-PX within three business days of receipt of a request for this information, by first-class mail or other means designed to equally prompt delivery.

VII. RECORDKEEPING

     The Adviser shall keep the following records for a period of at least five years, the first two in an easily accessible place:

          (i)    A copy of this Policy;
          (ii)   Proxy  Statements,   Annual  Reports,  and  Proposals received
                 regarding client securities;
          (iii)  Records of votes cast on behalf of clients;
          (iv) Any documentation prepared by the Adviser that was material to making a decision how to vote, or that memorialized the basis for the decision (notes of which will normally to be documented on the proxy statement or ballot);
          (v)    Records of client requests for proxy voting information, and
          (vi) With respect to the Fund, a record of each shareholder request for proxy voting information and the Fund's response, including the date of the request, the name of the shareholder, and the date of the response.

     The Fund shall maintain a copy of each of the foregoing records that is related to proxy votes on behalf of the Fund by the Adviser. These records may be kept as part of the Adviser's records.

     The Adviser may rely on proxy statements filed on the SEC EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by the Adviser that are maintained with a third party such as a proxy voting service, provided that the Adviser has obtained an undertaking from the third party to provide a copy of the documents promptly upon request.

                                          This the 1st day of July, 2003



                                          ---------------------------------
                                          David R. Carr, Jr.
                                          President
                                          Oak Value Capital Management, Inc.


                                          EXHIBIT A
                                    PROXY SPECIFIC ISSUES
                                    ---------------------


Directors, Auditors:      Election of Directors                    Generally, no objections unless there is a proxy contest or
                                                                   if   there  is  some  other  reason  why  Adviser  is   not
                                                                   supportive.  Level  of  stock  ownership  by  Directors  in
                                                                   relation  to  their  length  of  term   of  service   is  a
                                                                   consideration.

                          Staggered Board                          Generally, not in favor.

                          Election of Auditors                     Generally, no objections except if  there is some  question as to the auditor's independence.

Compensation:             Equity  Compensation  Plans  including   Generally, no objections if program is reasonable under the
                          Stock  Option  Plans  and   Restricted   circumstances, considering industry, company size and prior
                          Stock Plans                              option programs.  Generally, not in favor if: a) currently the company has more  than  10%  of  the total  outstanding
                                                                   shares  comprised   of  granted  equity  compensation  plan
                                                                   shares in stock options, b) a company  has  a   history  of
                                                                   granting more than   1%  of shares  outstanding  per  year,
                                                                   and/or  c)  a new plan  proposed represents  more   than 5%
                                                                   dilution to the  existing shareholder base.

                          Golden Parachutes                        Generally, not  in  favor  of  contracts  that  grant a top executive more than 2.99 times  their  annual  compensation for severance from  the company.

Corporate Governance,     Proposals to Lower Barriers to           Generally, in  favor of corporate actions that are believed
Voting:                   Shareholder Action                       to enhance shareholder rights.

                          Proposals to create or increase          Generally, not in favor
                          Super-Majority Voting Requirement

                          Proposals  to create a Separate Class    Generally, not in favor
                          of Stock with Disparate Voting Rights

                          Proposals  to create or increase         Generally, not in favor
                          Poison Pill Provision
                          Proposals  to create a Cumulative        Generally, not in favor
                          Voting Repeal

                          Proposals to recognize Stock Option      Generally, in favor of proposals that expense stock options.
                          Expense
Social:                   Social Issues                            Generally, not in favor. "Ordinary business matters" are
                                                                   primarily the responsibility of management and should be
                                                                   approved solely by the corporation's board of directors.

                                 ANNUAL REPORT

                                 JUNE 30, 2004



                               [GRAPHIC OMITTED]

                                 OAK VALUE FUND



                              WWW.OAKVALUEFUND.COM

LETTER TO SHAREHOLDERS                                               August 2004
================================================================================

Dear Fellow Oak Value Fund
Shareholders:

================================================================================
                               AVERAGE ANNUAL
                     RETURNS FOR PERIODS ENDED 6/30/04
                               OAK VALUE         S&P 500
                                  FUND            INDEX
--------------------------------------------------------------------------------
One Year                        + 13.5%          + 19.1%
Three Years                      - 1.1%           - 0.7%
Five Years                       + 1.9%           - 2.2%
Ten Years                       + 12.4%          + 11.8%
Inception (1/18/93)             + 12.4%          + 10.8%

Average annualized return shown for all periods longer than one year. Returns do not reflect the deduction of taxes that a taxable shareholder would pay on Fund distributions or the sale of Fund shares.
================================================================================

The operating information and results for the Oak Value Fund (the "Fund") for its fiscal year ended June 30, 2004 are presented in the pages that follow. Over the shorter time frames, the Fund has recently trailed its performance benchmark, while maintaining a lead for periods longer than five years. During the most recent fiscal year, the Fund achieved a solid gain in its net asset value per share in the absolute, though as indicated the percentage increase trailed that of the S&P 500 Index over the same time period.

We remind shareholders that we attribute no particular significance to any particular twelve month period, a horizon that is decidedly shorter than the multi-year framework in which we evaluate existing and potential investments. Nonetheless, in the MANAGEMENT DISCUSSION AND ANALYSIS that follows this letter, we provide a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its latest fiscal year. Whatever is happening - good or bad - to reported performance, driven by changes in stock prices, we remain focused on making our best evaluation of the intrinsic value of the underlying businesses of portfolio companies. It is based on this assessment that we make portfolio judgments in order to best shepherd the capital entrusted to us by Fund shareholders.

The stock market began its most recent rebound and posted its strongest three months of 2003 during the second calendar quarter of last year, just before the start of the Fund's fiscal year covered in this report. Since that time, persistently high broad market valuations, in general, have made finding actionable new ideas more challenging. In fact, the sell activity for the past year largely reflects the fact that a few Fund portfolio positions have reached our price targets. At the same time, we have added three companies to the Fund portfolio. Notably, overall portfolio turnover remains well below industry norms.

It remains our view that the broad market continues to provide both its share of challenges and a reasonable helping of opportunities. Several sizable Fund portfolio commitments (such as cable, media, beverages, and insurance) have in our view yet to see the intrinsic values inherent in their underlying businesses accurately reflected in their stock prices. Therefore, we remain optimistic about prospective long term results, if stock prices broadly track portfolio companies' business progress over time. We of course provide no guarantees with respect to prospective returns.

We continue to advise Fund shareholders to maintain both modest return expectations and cautious optimism about the Fund's investment portfolio.
Particularly over shorter time horizons, we often note that "whatever can happen, will happen." Fund and equity market returns will remain volatile, likely including periods of negative performance. On average and over the long term, we expect a commitment to proven investment principles to continue to yield capital appreciation.

We would like to take this opportunity to thank you for your continued interest and Fund share ownership, and welcome your questions and comments. Please feel free to write us at 3100 Tower Boulevard, Suite 700, Durham, NC 27707, or email to info@oakvalue.com. We encourage shareholders to visit the Fund's website at www.oakvaluefund.com for various periodic commentaries that we make available, such as the Investment Adviser's Review and our most recently published comments on Berkshire Hathaway, "CASH HAPPENS: THE EMERGENCE OF `MEGAREALBUCK$' AT BERKSHIRE HATHAWAY."

We are appreciative of the commitment from our long term shareholders and hope to reward that patience over time with returns that are both respectable in the absolute and competitive with alternatives.

Oak Value Fund Co-Managers,

/s/ David R. Carr, Jr.      /s/ Larry D. Coats, Jr.      /s/ Matthew F. Sauer

David R. Carr, Jr.          Larry D. Coats, Jr.          Matthew F. Sauer
Co-Manager                  Co-Manager                   Co-Manager

NOTE: Please see the IMPORTANT INFORMATION section of this report below for disclosure that applies to both this letter and the Management Discussion and Analysis that follows.

IMPORTANT INFORMATION

THIS MANAGEMENT DISCUSSION AND ANALYSIS SEEKS TO DESCRIBE SOME OF THE OAK VALUE FUND (THE "FUND") MANAGERS' CURRENT VIEWS OF THE MARKET THAT SHAREHOLDERS MAY FIND RELEVANT AND TO PROVIDE A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE FUND'S PERFORMANCE DURING ITS LATEST FISCAL YEAR.

ANY LISTING OR DISCUSSION OF SPECIFIC SECURITIES IS INTENDED TO HELP SHAREHOLDERS UNDERSTAND THE FUND'S INVESTMENT STRATEGIES AND/OR FACTORS THAT INFLUENCED THE FUND'S INVESTMENT PERFORMANCE, AND SHOULD NOT BE REGARDED AS A RECOMMENDATION OF ANY SECURITY. WE BELIEVE WE HAVE A REASONABLE BASIS FOR ANY OPINIONS EXPRESSED, THOUGH ACTUAL RESULTS MAY DIFFER, SOMETIMES SIGNIFICANTLY SO, FROM THOSE WE EXPECT AND EXPRESS. STATEMENTS REFERRING TO FUTURE ACTIONS OR EVENTS, SUCH AS THE FUTURE FINANCIAL PERFORMANCE OR ONGOING BUSINESS STRATEGIES OF THE COMPANIES IN WHICH THE FUND INVESTS, ARE BASED ON THE CURRENT EXPECTATIONS AND PROJECTIONS ABOUT FUTURE EVENTS PROVIDED BY VARIOUS SOURCES, INCLUDING COMPANY MANAGEMENT. THESE STATEMENTS ARE NOT GUARANTEES OF FUTURE PERFORMANCE, AND ACTUAL EVENTS AND RESULTS MAY DIFFER MATERIALLY FROM THOSE DISCUSSED HEREIN.

ANY OPINIONS AND VIEWS EXPRESSED RELATED TO THE PROSPECTS OF ANY INDIVIDUAL FUND PORTFOLIO HOLDINGS OR GROUPING THEREOF OR OF THE FUND ITSELF ARE "FORWARD LOOKING STATEMENTS" WHICH MAY OR MAY NOT PROVE TO BE ACCURATE OVER THE LONG TERM WHEN VIEWED FROM THE PERSPECTIVE OF HINDSIGHT. FORWARD LOOKING STATEMENTS CAN BE IDENTIFIED BY WORDS, PHRASES, AND EXPRESSIONS SUCH AS "BELIEVE," "EXPECT," "ANTICIPATE," "IN OUR VIEW," "IN OUR OPINION," OR SIMILAR TERMINOLOGY WHEN DISCUSSING PROSPECTS FOR PARTICULAR FUND PORTFOLIO COMPANIES OR GROUPINGS OF COMPANIES, AND/OR OF THE FUND ITSELF. WE CANNOT ASSURE FUTURE RESULTS OR PERFORMANCE. YOU SHOULD NOT PLACE UNDUE RELIANCE ON FORWARD LOOKING STATEMENTS, WHICH ARE EFFECTIVE ONLY AS OF THE DATE OF THIS REPORT. WE RECOGNIZE NO OBLIGATION TO UPDATE OR ALTER SUCH FORWARD LOOKING STATEMENTS, WHETHER AS A RESULT OF CHANGES IN OUR OPINION OR ANALYSIS, SUBSEQUENT INFORMATION, FUTURE EVENTS, OR OTHER CIRCUMSTANCES.

ANY DISPLAYS DETAILING A SUMMARY OF HOLDINGS (E.G., TOP HOLDINGS, PURCHASES AND SALES, BUSINESS CATEGORY DISTRIBUTION, ETC.) ARE BASED ON THE FUND'S HOLDINGS ON JUNE 30, 2004 OR HELD DURING THE FISCAL YEAR ENDED JUNE 30, 2004. REFERENCES TO SECURITIES PURCHASED OR HELD ARE ONLY AS OF THE DATE OF THIS COMMUNICATION TO SHAREHOLDERS. ALTHOUGH THE FUND'S INVESTMENT ADVISER FOCUSES ON LONG-TERM INVESTMENTS, HOLDINGS ARE SUBJECT TO CHANGE.

THIS LETTER TO SHAREHOLDERS AND MANAGEMENT DISCUSSION AND ANALYSIS MAY INCLUDE STATISTICAL AND OTHER FACTUAL INFORMATION OBTAINED FROM THIRD-PARTY SOURCES. WE BELIEVE THOSE SOURCES TO BE ACCURATE AND RELIABLE; HOWEVER, WE ARE NOT RESPONSIBLE FOR ERRORS BY THEM ON WHICH WE REASONABLY RELY. IN ADDITION, OUR COMMENTS ARE INFLUENCED BY OUR ANALYSIS OF INFORMATION FROM A WIDE VARIETY OF SOURCES AND MAY CONTAIN SYNTHESES, SYNOPSES, OR EXCERPTS OF IDEAS FROM WRITTEN OR ORAL VIEWPOINTS PROVIDED TO US BY INVESTMENT, INDUSTRY, PRESS AND OTHER PUBLIC SOURCES ABOUT VARIOUS ECONOMIC, POLITICAL, CENTRAL BANK, AND OTHER SUSPECTED INFLUENCES ON INVESTMENT MARKETS.

ALTHOUGH OUR COMMENTS FOCUS ON THE MOST RECENT FISCAL YEAR, WE USE THIS PERSPECTIVE ONLY BECAUSE IT REFLECTS INDUSTRY CONVENTION AND REGULATORY
EXPECTATIONS AND REQUIREMENTS. THE FUND AND ITS INVESTMENT ADVISER DO NOT SUBSCRIBE TO THE NOTION THAT TWELVE-MONTH PERIODS OR OTHER SHORT-TERM PERIODS ARE EITHER APPROPRIATE FOR MAKING JUDGMENTS OR USEFUL IN SETTING LONG-TERM EXPECTATIONS FOR RETURNS FROM OUR, OR ANY OTHER, INVESTMENT STRATEGY. THE FUND AND ITS INVESTMENT ADVISER DO NOT SUBSCRIBE TO ANY PARTICULAR VIEWPOINT ABOUT CAUSES AND EFFECTS OF EVENTS IN THE BROAD CAPITAL MARKETS, OTHER THAN THAT THEY ARE NOT PREDICTABLE IN ADVANCE. SPECIFICALLY, NOTHING CONTAINED IN THE LETTER TO SHAREHOLDERS OR MANAGEMENT DISCUSSION AND ANALYSIS SHOULD BE CONSTRUED AS A FORECAST OF OVERALL MARKET MOVEMENTS, EITHER IN THE SHORT OR LONG TERM.

ANY HEADINGS, TITLES, SECTION DIVIDERS, QUOTATIONS, OR OTHER DEVICES USED HEREIN ARE PROVIDED FOR THE CONVENIENCE OF THE READER AND PURPOSES OF STYLE. THEY ARE NOT REQUIRED ELEMENTS OF THE PRESENTATION AND MAY OR MAY NOT BE APPLIED IDENTICALLY IN SIMILAR PUBLICATIONS OVER TIME. ANY REFERENCES AND/OR HYPERLINKS TO OTHER SOURCE MATERIAL OR WEB SITES CONTAINED IN THIS MATERIAL ARE PROVIDED FOR YOUR CONVENIENCE AND INFORMATION. WE DO NOT ASSUME ANY RESPONSIBILITY OR LIABILITY FOR ANY INFORMATION ACCESSED VIA LINKS TO OR REFERENCED IN THIRD PARTY LOCATIONS OR WEB SITES. THE EXISTENCE OF THESE LINKS AND REFERENCES IS NOT AN ENDORSEMENT, APPROVAL OR VERIFICATION BY US OF ANY CONTENT AVAILABLE ON ANY THIRD PARTY SITE. IN PROVIDING ACCESS TO OTHER WEB SITES, WE ARE NOT RECOMMENDING THE PURCHASE OR SALE OF THE STOCK ISSUED BY ANY COMPANY, NOR ARE WE ENDORSING PRODUCTS OR SERVICES MADE AVAILABLE BY THE SPONSOR OF ANY THIRD PARTY WEB SITE.

WE DO NOT ATTEMPT TO ADDRESS SPECIFICALLY HOW INDIVIDUAL SHAREHOLDERS HAVE FARED, SINCE SHAREHOLDERS ALSO RECEIVE ACCOUNT STATEMENTS SHOWING THEIR HOLDINGS AND TRANSACTIONS. INFORMATION CONCERNING THE PERFORMANCE OF THE FUND AND OUR RECOMMENDATIONS OVER THE LAST YEAR ARE AVAILABLE UPON REQUEST. YOU SHOULD NOT ASSUME THAT FUTURE RECOMMENDATIONS WILL BE AS PROFITABLE OR WILL EQUAL THE PERFORMANCE OF PAST RECOMMENDATIONS.

PAST PERFORMANCE IS NO INDICATION OF FUTURE PERFORMANCE. ANY PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN PERFORMANCE QUOTED ABOVE. PERFORMANCE DATA IS UPDATED MONTHLY AND IS AVAILABLE ON THE FUND'S WEBSITE AT WWW.OAKVALUEFUND.COM.

AN INVESTOR SHOULD CONSIDER THE INVESTMENT OBJECTIVES, STRATEGIES, RISKS, CHARGES AND EXPENSES OF THE FUND BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER IMPORTANT INFORMATION ABOUT THE FUND. TO OBTAIN A COPY OF THE OAK VALUE FUND'S PROSPECTUS PLEASE CALL 1-800-622-2474 OR DOWNLOAD A COPY AT WWW.OAKVALUEFUND.COM. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST. OAK VALUE FUND IS DISTRIBUTED BY ULTIMUS FUND DISTRIBUTORS, LLC.

MANAGEMENT DISCUSSION AND ANALYSIS
================================================================================
The Fund trailed its performance benchmark, the S&P 500 Index, by over 5% for the fiscal year ended June 30. Though they earned positive absolute results in their respective groupings, several of the Fund's individual holdings in the Consumer Discretionary and Financials sectors were the primary source of performance shortfall relative to the benchmark for the fiscal year. The Fund's zero exposure in the Energy and Materials sectors, which performed positively for the S&P 500 Index, also held relative performance back.

Though such matters are always subject to some level of interpretation, we believe the primary factors impacting market conditions during the Fund's most recent fiscal year were a handful of somewhat related items.

o Steady demand for, and concerns about supplies of, energy contributed to rising oil prices;

o while signs of global economic growth and associated price increases in other commodities also began to take center stage;

o and the combination of these two factors brought inflation back into focus as a concern of investors and policy makers.

The United States Federal Reserve brought these items into bold relief, indicating in late calendar 2003 that it would shift monetary policy toward a disposition to higher interest rates to check inflation. Its rhetorical signals having been anticipated for months by the markets, the Fed did finally in fact increase its target Fed Funds rate by 0.25% on June 30, the final day of the Fund's fiscal year. Interestingly, both the Fund and the overall stock market not only withstood but posted respectable results despite this climate of concern about rising inflation and interest rates, items that have not historically been good news for owners of financial assets.

A meaningful portion of the Fund's fiscal year performance shortfall relative to the benchmark is related to the Fund's absence of representation in the Energy and Materials sectors (and to a smaller degree Utilities). Simply earning benchmark performance in these areas would have moved the Fund's performance closer to that of the overall market. Given the inflation backdrop over the past year, particularly in oil prices, positive results in these market sectors are unsurprising. There will be various interim periods when these or other market sectors perform well, a fact which neither distresses us nor distracts us from our long term approach. Though lack of investment in these areas were a predictable short term drag on performance for the fiscal year, we believe long term returns will be superior in businesses that maintain more proprietary defensible competitive advantages.

Those businesses which are subject to the vagaries of the price of widely-available commodities they do not control, or are otherwise negatively impacted by competition are not, in our view, appropriate for allocations of the Fund shareholders' capital. In the same way, an under-representation in the Information Technology sector was a performance drag during the fiscal year. Ample returns were available from the tech sector, which we generally believe in aggregate is less predictable in terms of generating long term returns for shareholders. Our viewpoint that competitive advantage is the best predictor of long term results clearly cost the Fund some level of relative return in comparison to the market during the fiscal year. It nonetheless remains our

================================================================================
           PURCHASE/SALE ACTIVITY - TWELVE MONTHS ENDED JUNE 30, 2004
================================================================================
          POSITION
     (ADDED/ELIMINATED)         PRIMARY BUSINESS              S&P SECTOR
--------------------------------------------------------------------------------
                                   PURCHASED
--------------------------------------------------------------------------------
         AutoZone           Retail Automobile Parts            Consumer
         (2/04)                 and Accessories               Discretionary
--------------------------------------------------------------------------------
     Cadbury Schweppes
          (11/03)           Soft Drinks, Candy & Gum        Consumer Staples
--------------------------------------------------------------------------------
    Cox Communications            Cable TV and                  Consumer
         (9/03)              Communication Service            Discretionary
--------------------------------------------------------------------------------
                                      SOLD
--------------------------------------------------------------------------------
  Charter Communications        Entertainment &                  Consumer
         (2/04)               Information Services            Discretionary
--------------------------------------------------------------------------------
         Diebold             Electronic Transaction             Information
         (9/03)                    Machinery                     Technology
--------------------------------------------------------------------------------
    Interpublic Group           Advertising and                   Consumer
         (1/04)                Marketing Services              Discretionary
--------------------------------------------------------------------------------
  Medco Health Systems          Pharmacy Benefits
         (8/03)                     Management                   Heath Care
--------------------------------------------------------------------------------
      Walt Disney          Entertainment & Information            Consumer
         (2/04)                       /Media                    Discretionary
--------------------------------------------------------------------------------
         Waters                     Analytical                    Consumer
         (11/03)                    Instruments                 Discretionary
--------------------------------------------------------------------------------

view that it is the best course for us to navigate to achieve above average results over time.

While persistently high valuations in the overall market represent a challenge to the value-conscious investor, we believe we have found several high quality companies as replacement opportunities for the few portfolio sales we implemented during the fiscal year. Overall, the Fund's level of portfolio turnover has remained well below industry norms for many years (see the last entry on the Table on Page 12 for details).

The Fund's portfolio holdings are generally concentrated in the Consumer Discretionary and Financials sectors, with thirteen of twenty-two positions held at June 30, 2004 classified in those broad categories. These can be further broken down into various specific industries and sub-industries within these larger general groupings, including cable television, property/ casualty insurance, publishing, entertainment, financial guarantee insurance, and specialty retailers serving divergent consumer groups in selected product categories.

Viewed in this framework, we note various Fund investments in cable television, media & entertainment companies, and one new retailer (all

=======================================================================================
                      TOP TEN HOLDINGS AS OF JUNE 30, 2004
=======================================================================================
      COMPANY                  PRIMARY BUSINESS                     S&P SECTOR
=======================================================================================
Ambac Financial Group     Financial Guarantee Insurance              Financials
---------------------------------------------------------------------------------------
 Berkshire Hathaway      Reinsurance & Capital Allocation            Financials
---------------------------------------------------------------------------------------
 Cadbury Schweppes    Beverages & Confectionery Distribution    Consumer Discretionary
---------------------------------------------------------------------------------------
      Cendant          Travel, Hospitality & Mortgage Finance        Industrials
---------------------------------------------------------------------------------------
      Comcast           Entertainment & Information Services    Consumer Discretionary
---------------------------------------------------------------------------------------
Constellation Brands           Wine, Beer & Spirits                Consumer Staples
---------------------------------------------------------------------------------------
   E.W. Scripps           Entertainment & Information/Media     Consumer Discretionary
---------------------------------------------------------------------------------------
    Time Warner           Entertainment & Information/Media     Consumer Discretionary
---------------------------------------------------------------------------------------
    XL Capital             Property & Casualty Insurance               Financials
---------------------------------------------------------------------------------------
       Zale                    Fine Jewelry Retailing           Consumer Discretionary
---------------------------------------------------------------------------------------

grouped in the Consumer Discretionary sector relative to the S&P 500) also combined to account for a sizable percentage of the most recent fiscal year's shortfall compared to that benchmark. In the cable area, there has been a lot of news/noise in the marketplace with respect to market share, product pricing, and features in the consumer communications and entertainment market. Largely as a result of this market uncertainty, we have yet to be rewarded in any meaningful way for this portfolio commitment.

In a broad sense, we remain conscious of the risk that rising interest rates represent to common stock owners, and we allow for it in our analyses and valuation calculations. At the decision making level however, portfolio actions (buys and sells and the resulting portfolio construction) remain grounded in our independent evaluation of individual companies rather than based on a top-down "view" of the portfolio or the market as a whole. We have learned through experience that patience is often required for investment success to follow suit even when business progress is evident, as the two only occasionally move in lockstep.

We remain confident that the long term competitive positioning of the cable operators, retailers, and other businesses we have selected for the Fund portfolio remains solid, and we believe that their operational and financial success in the marketplace will ultimately follow. Whatever the short-term performance outcome, we also believe that our concentration on competitive analysis for portfolio companies remains the appropriate focus to guide long term allocation of capital in the Fund.


OAK VALUE FUND
PERFORMANCE INFORMATION (UNAUDITED)
=======================================================================================

                COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT
                  IN THE OAK VALUE FUND AND STANDARD & POOR'S 500 INDEX

[GRAPHIC OMITTED]


                   S&P 500 INDEX:                           OAK VALUE FUND:
                  ---------------                           ---------------

                      QTRLY                                     QTRLY
        DATE          RETURN      BALANCE         DATE          RETURN        BALANCE
        ----          ------      -------         ----          ------        -------
       06/30/94                 $  10,000        06/30/94                   $  10,000
       12/31/94        4.09%       10,409        12/31/94         2.07%        10,207
       06/30/95       20.21%       12,513        06/30/95        10.92%        11,321
       12/31/95       14.45%       14,321        12/31/95        16.15%        13,150
       06/30/96       10.10%       15,766        06/30/96        11.10%        14,609
       12/31/96       11.68%       17,609        12/31/96        16.10%        16,961
       06/30/97       20.61%       21,237        06/30/97        20.24%        20,394
       12/31/97       10.58%       23,483        12/31/97        14.52%        23,356
       06/30/98       17.71%       27,643        06/30/98        17.49%        27,441
       12/31/98        9.23%       30,195        12/31/98         1.22%        27,776
       06/30/99       12.38%       33,933        06/30/99         5.51%        29,307
       12/31/99        7.71%       36,548        12/31/99        -8.18%        26,908
       06/30/00       -0.42%       36,393        06/30/00         0.30%        26,989
       12/31/00       -8.72%       33,221        12/31/00        17.82%        31,797
       06/30/01       -6.70%       30,996        06/30/01         4.67%        33,284
       12/31/01       -5.56%       29,272        12/31/01        -4.92%        31,648
       06/30/02      -13.16%       25,420        06/30/02       -12.51%        27,689
       12/31/02      -10.30%       22,803        12/31/02       -13.52%        23,945
       06/30/03       11.76%       25,484        06/30/03        18.70%        28,422
       12/31/03       15.14%       29,344        12/31/03        11.30%        31,633
       06/30/04        3.44%       30,354        06/30/04         1.93%        32,245

Past performance is not predictive of future performance.



-----------------------------------------------------------------------------------------------------------------------------------
                                                      CUMULATIVE TOTAL RETURNS(A)
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                      YEAR-TO-DATE       SINCE
              CALENDAR CALENDAR CALENDAR CALENDAR CALENDAR CALENDAR CALENDAR CALENDAR CALENDAR CALENDAR   2004         INCEPTION*
                1994     1995     1996     1997     1998     1999     2000     2001     2002     2003 (as of 6/30/04)(as of 6/30/04)
-----------------------------------------------------------------------------------------------------------------------------------
Oak Value Fund -1.54%   28.89%   28.99%   37.70%   18.93%   -3.12%   18.17%   -0.47%  -24.34%   32.11%    1.93%(B)     279.76%(B)
S&P 500 Index   1.32%   37.58%   22.96%   33.36%   28.58%   21.04%   -9.12%  -11.90%  -22.10%   28.69%    3.44%(B)     224.11%(B)
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                               AVERAGE ANNUAL TOTAL RETURNS(A)
-----------------------------------------------------------------------------------------------------------------------------------

                                                                   FOR THE PERIODS ENDED JUNE 30, 2004
                                                                                                               SINCE
                                                  ONE YEAR     THREE YEARS    FIVE YEARS     TEN YEARS       INCEPTION*
-----------------------------------------------------------------------------------------------------------------------------------
 Oak Value Fund ...............................     13.45%       -1.05%         1.93%          12.38%           12.36%
 S&P 500 Index ................................     19.11%       -0.69%        -2.20%          11.83%           10.81%
-----------------------------------------------------------------------------------------------------------------------------------

*    Inception date of the Oak Value Fund was January 18, 1993.
(A)  The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(B)  Not annualized.

OAK VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2004
================================================================================
ASSETS
Investments in securities:
   At cost .................................................... $  191,057,241
                                                                ==============

   At market value (Note 1) ................................... $  261,544,835
Receivable for capital shares sold ............................        652,212
Dividends receivable ..........................................        173,665
Other assets ..................................................         36,021
                                                                --------------
   TOTAL ASSETS ...............................................    262,406,733
                                                                --------------

LIABILITIES
Payable for securities purchased ..............................      2,594,060
Payable for capital shares redeemed ...........................         36,022
Accrued investment advisory fees (Note 3) .....................        191,998
Payable to affiliate ..........................................         27,200
Other accrued expenses ........................................         69,905
                                                                --------------
   TOTAL LIABILITIES ..........................................      2,919,185
                                                                --------------

NET ASSETS .................................................... $  259,487,548
                                                                ==============


Net assets consist of:
Paid-in capital ...............................................  $ 203,802,512
Accumulated net realized losses
   from security transactions .................................    (14,802,558)
Net unrealized appreciation on investments ....................     70,487,594
                                                                --------------
Net assets ....................................................  $ 259,487,548
                                                                ==============


Shares of beneficial interest outstanding (unlimited number
   of shares authorized, no par value) ........................      8,940,899
                                                                ==============


Net asset value, offering price and redemption price per
   share (Note 1) .............................................   $      29.02
                                                                ==============


See accompanying notes to financial statements.

OAK VALUE FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 2004
================================================================================
INVESTMENT INCOME
Dividends .....................................................   $  1,857,037
Interest ......................................................         49,304
                                                                  ------------
   TOTAL INVESTMENT INCOME ....................................      1,906,341
                                                                  ------------

EXPENSES
Investment advisory fees (Note 3) .............................      2,346,203
Transfer agent and shareholder
   services fees (Note 3) .....................................        230,146
Administration fees (Note 3) ..................................        194,038
Trustees' fees and expenses ...................................         95,744
Postage and supplies ..........................................         92,215
Professional fees .............................................         85,802
Fund accounting fees (Note 3) .................................         50,161
Custodian fees ................................................         28,190
Insurance expense .............................................         21,013
Printing fees .................................................         15,798
Registration fees .............................................         13,953
Other expenses ................................................         77,407
                                                                  ------------
   TOTAL EXPENSES .............................................      3,250,670
                                                                  ------------

NET INVESTMENT LOSS ...........................................     (1,344,329)
                                                                  ------------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized losses from security transactions ................     (5,192,944)
Net change in unrealized appreciation/depreciation
   on investments .............................................     38,503,080
                                                                  ------------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS ..............     33,310,136
                                                                  ------------

NET INCREASE IN NET ASSETS FROM OPERATIONS ....................   $ 31,965,807
                                                                  ============


See accompanying notes to financial statements.

OAK VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS
================================================================================
                                                          YEAR          YEAR
                                                         ENDED          ENDED
                                                        JUNE 30,       JUNE 30,
                                                          2004           2003
--------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment loss .............................. $ (1,344,329)   $   (762,312)
Net realized losses from security transactions ...   (5,192,944)     (8,599,400)
Net change in unrealized appreciation/depreciation
   on investments ................................   38,503,080      12,178,162
                                                   ------------    ------------
Net increase in net assets from operations .......   31,965,807       2,816,450
                                                   ------------    ------------

FROM CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold ........................   86,650,844     101,301,189
Proceeds from redemption fees collected
   (Note 1) ......................................        1,864            --
Cost of shares redeemed .......................... (131,712,530)   (111,271,746)
                                                   ------------    ------------
Net decrease in net assets from capital
   share transactions ............................  (45,059,822)     (9,970,557)
                                                   ------------    ------------

NET DECREASE IN NET ASSETS .......................  (13,094,015)     (7,154,107)

NET ASSETS:
Beginning of year ................................  272,581,563     279,735,670
                                                   ------------    ------------
End of year ...................................... $259,487,548    $272,581,563
                                                   ============    ============

SUMMARY OF CAPITAL SHARE ACTIVITY:
Shares sold ......................................    3,151,677       4,427,573
Shares redeemed ..................................   (4,865,362)     (5,000,009)
                                                   ------------    ------------
Net decrease in shares outstanding ...............   (1,713,685)       (572,436)
Shares outstanding, beginning of year ............   10,654,584      11,227,020
                                                   ------------    ------------
Shares outstanding, end of year ..................    8,940,899      10,654,584
                                                   ============    ============


See accompanying notes to financial statements.


OAK VALUE FUND
FINANCIAL HIGHLIGHTS
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
=====================================================================================================
                                               YEAR       YEAR        YEAR        YEAR        YEAR
                                               ENDED      ENDED       ENDED       ENDED       ENDED
                                              JUNE 30,   JUNE 30,    JUNE 30,    JUNE 30,    JUNE 30,
                                               2004        2003        2002        2001        2000
-----------------------------------------------------------------------------------------------------
Net asset value beginning of year ........  $  25.58    $  24.92    $  30.74    $  25.13    $  27.96
                                            --------    --------    --------    --------    --------

Income from investment operations:
Net investment income (loss) .............     (0.15)      (0.07)      (0.10)      (0.03)       0.11
Net realized and unrealized gains
      (losses) on investments ............      3.59        0.73       (5.05)       5.88       (1.48)
                                            --------    --------    --------    --------    --------
Total from investment operations .........      3.44        0.66       (5.15)       5.85       (1.37)
                                            --------    --------    --------    --------    --------

Less distributions:
From net investment income ...............       --          --          --          --        (0.11)
From net realized gains from
   security transactions .................       --          --        (0.67)      (0.24)      (1.30)
In excess of net realized gains ..........       --          --          --          --        (0.05)
                                            --------    --------    --------    --------    --------
Total distributions ......................       --          --        (0.67)      (0.24)      (1.46)
                                            --------    --------    --------    --------    --------

Proceeds from redemption
   fees collected ........................      0.00(B)      --          --          --          --
                                            --------    --------    --------    --------    --------

Net asset value at end of year ........... $   29.02   $   25.58   $   24.92   $   30.74   $   25.13
                                           =========   =========   =========   =========   =========



Total return .............................     13.45%       2.65%     (16.81%)     23.32%      (7.91%)
                                           =========   =========   =========   =========   =========


Net assets at end of year (000's) ........ $ 259,488     272,582     279,736   $ 346,405  $  280,833
                                           =========   =========   =========   =========   =========


Ratio of expenses to
   average net assets (A) ................      1.25%       1.36%       1.23%       1.22%       1.13%

Ratio of net investment income
   (loss) to average net assets ..........     (0.52%)     (0.33%)     (0.36%)     (0.12%)      0.28%

Portfolio turnover rate ..................        24%         28%         63%         52%         22%

(A) Absent the use of earnings credits on cash balances, the ratios of expenses to average net assets would have been 1.24%, 1.23% and 1.14% for the years ended June 30, 2002, June 30, 2001, and June 30, 2000, respectively.

(B)  Amount rounds to less than $0.01 per share.

See accompanying notes to financial statements.

OAK VALUE FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2004
================================================================================
   SHARES    COMMON STOCKS -- 99.3%                                    VALUE
--------------------------------------------------------------------------------
             CONSUMER RELATED -- 25.9%
  154,100    AutoZone, Inc. (a) ................................  $  12,343,410
  373,850    Cadbury Schweppes PLC - ADR .......................     13,114,658
  499,000    Constellation Brands, Inc. ........................
             - Class A (A) .....................................     18,527,870
  243,150    Ross Stores, Inc. .................................      6,506,694
  613,750    Zale Corp. (a) ....................................     16,730,825
                                                                  -------------
                                                                     67,223,457
                                                                  -------------
             DIVERSIFIED -- 15.7%
      115    Berkshire Hathaway, Inc. - Class A (A) ............     10,229,250
    5,413    Berkshire Hathaway, Inc. - Class B (A) ............     15,995,415
  595,150    Cendant Corp. .....................................     14,569,272
                                                                  -------------
                                                                     40,793,937
                                                                  -------------
             FINANCE RELATED -- 12.1%
  172,725    Ambac Financial Group, Inc. .......................     12,684,924
  189,600    Certegy, Inc. .....................................      7,356,480
  456,175    Equifax, Inc. .....................................     11,290,331
                                                                  -------------
                                                                     31,331,735
                                                                  -------------
             HEALTHCARE -- 2.9%
  158,605    Merck & Co., Inc. .................................      7,533,738
                                                                  -------------

             INSURANCE -- 12.6%
  202,975    AFLAC, Inc. .......................................      8,283,410
  200,000    PartnerRe, Ltd. ...................................     11,346,000
  172,325    XL Capital Ltd. - Class A .........................     13,003,644
                                                                  -------------
                                                                     32,633,054
                                                                  -------------
             MEDIA -- 14.9%
  239,125    Dow Jones & Co., Inc. .............................     10,784,538
  128,985    E.W. Scripps Co. (The) - Class A ..................     13,543,425
  812,425    Time Warner, Inc. (A) .............................     14,282,431
                                                                  -------------
                                                                     38,610,394

             TECHNOLOGY -- 5.9%
  308,075    Hewlett-Packard Co. ...............................      6,500,383
  375,700    IMS Health, Inc. ..................................      8,806,408
                                                                  -------------
                                                                     15,306,791
                                                                  -------------
             TELECOMMUNICATIONS -- 9.3%
  551,975    Comcast Corp. - Class A Special (A) ...............     15,240,030
  319,175    Cox Communications, Inc. - Class A (A) ............      8,869,873
                                                                  -------------
                                                                     24,109,903
                                                                  -------------

             TOTAL COMMON STOCKS (Cost $187,055,415)              $ 257,543,009
                                                                  -------------

OAK VALUE FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
   SHARES    CASH EQUIVALENTS -- 1.5%                                  VALUE
--------------------------------------------------------------------------------
 4,001,826   First American Government Obligations Fund - Class A
             (Cost $4,001,826) .................................  $   4,001,826
                                                                  -------------

             TOTAL INVESTMENTS AT VALUE -- 100.8%
             (Cost $191,057,241) ...............................  $ 261,544,835

             LIABILITIES IN EXCESS OF OTHER ASSETS--(0.8)%......    ( 2,057,287)
                                                                  -------------

             NET ASSETS-- 100.0% ...............................  $ 259,487,548
                                                                  =============

(a)  Non-income producing security.

 See accompanying notes to financial statements.

OAK VALUE FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2004
================================================================================
1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Oak Value Fund (the "Fund") is a diversified series of shares of Oak Value Trust (the "Trust"). The Trust, registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), was organized as a Massachusetts business trust on March 3, 1995. The Fund began operations on January 18, 1993 as a series of the Albemarle Investment Trust.

The Fund's investment objective is to seek capital appreciation primarily through investments in equity securities, consisting of common and preferred stocks and securities convertible into common stocks traded in domestic and foreign markets.

The following is a summary of the Fund's significant accounting policies:

SECURITIES VALUATION -- The Fund's portfolio securities are valued as of the close of business of the regular session of the principal exchange where the security is traded. Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded. In the event that market quotations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted in good faith by the Board of Trustees. The fair value of securities with remaining maturities of 60 days or less has been determined in good faith by the Board of Trustees to be represented by amortized cost value, absent unusual circumstances.

SHARE VALUATION -- The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of the Fund is equal to the net asset value per share, except that shares of the Fund are subject to a redemption fee of 2.00% if redeemed within 90 days of the date of purchase. For the period ended June 30, 2004, proceeds from redemption fees totaled $1,864.

REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements from financial institutions such as banks and broker-dealers that the Trust's investment adviser deems creditworthy under the guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest).

INVESTMENT INCOME -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date.

DISTRIBUTIONS TO SHAREHOLDERS -- Dividends arising from net investment income, if any, are declared and paid semi-annually to shareholders of the Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States (GAAP). These "book/tax" differences are either temporary or permanent in nature and are primarily due to losses deferred due to wash sales. There were no distributions during the years ended June 30, 2004 and June 30, 2003.

SECURITY TRANSACTIONS -- Security transactions are accounted for on trade date. Cost of securities sold is determined on a specific identification basis.

ESTIMATES  --  The  preparation  of  financial  statements  in  conformity  with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

FEDERAL INCOME TAX -- It is the Fund's policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of June 30, 2004:

--------------------------------------------------------------------------------
Cost of portfolio investments ...........................  $ 191,067,277
                                                           =============
Gross unrealized appreciation ...........................  $  75,344,282
Gross unrealized depreciation ...........................     (4,866,724)
                                                           -------------
Net unrealized appreciation .............................  $  70,477,558
                                                           -------------
Capital loss carryforwards ..............................    (14,792,522)
                                                           -------------
Total distributable earnings ............................  $  55,685,036
                                                           =============
--------------------------------------------------------------------------------
As of June 30, 2004, the Fund had a capital loss carryforward of $14,792,522, of which $1,025,305 expires June 30, 2011 and $13,767,217 expires June 30, 2012.
The capital  loss  carryforward  may be  utilized in future  years to offset net
realized   capital  gains,  if  any,  prior  to   distributing   such  gains  to
shareholders.

RECLASSIFICATION OF CAPITAL ACCOUNTS - For the year ended June 30, 2004, the Fund reclassified its net investment loss of $1,344,329 against paid-in-capital on the Statement of Assets and Liabilities. This reclassification, the result of permanent differences between the financial statement and income tax reporting requirements, has no effect on the Fund's net asset value per share.

2. INVESTMENT TRANSACTIONS

During the year ended June 30, 2004, cost of purchases and proceeds from sales and maturities of investment securities, excluding short-term investments, amounted to $60,393,520 and $88,028,899, respectively.

3. TRANSACTIONS WITH AFFILIATES

The Fund's  investments are managed by Oak Value Capital  Management,  Inc. (the
"Adviser") under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, the Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of 0.90% of the Fund's average daily net assets. Certain trustees and officers of the Trust are also officers of the Adviser or of Ultimus Fund Solutions, LLC ("Ultimus"), the Fund's administrator, transfer agent and fund accounting services agent. Such trustees and officers receive no direct payments or fees from the Trust for serving as officers.

Under the terms of the Administration Agreement with the Trust, Ultimus provides non-investment related statistical and research data, internal regulatory
compliance   services  and  executive  and  administrative
services. Ultimus supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees. For the performance of these services, the Fund pays Ultimus a fee at the annual rate of .10% of the average value of its daily net assets up to $50 million, .075% of such assets from $50 million to $200 million and .05% of such assets in excess of $200 million, provided, however, that the minimum fee is $2,000 per month.

Under the terms of the Transfer Agency Agreement with the Trust, Ultimus maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. Ultimus receives from the Fund for its services as transfer agent a fee payable monthly at an annual rate of $16 per account, provided, however, that the minimum fee is $2,000 per month. In addition, the Fund pays out-of-pocket expenses, including but not limited to, postage and supplies. Accordingly, during the year ended June 30, 2004, Ultimus was paid $77,024 for transfer agent fees. The Fund has entered into agreements with service providers to provide record keeping, processing, shareholder communications and other services to the Fund. These services would be provided by the Fund if the shares were held in accounts registered directly with the Fund's transfer agent. Accordingly, the Fund pays a fee to such service providers in an amount equivalent to or less than the per account fee paid to the transfer agent. During the year ended June 30, 2004, the Fund paid $153,122 for such services. These fees are reflected as "Transfer agent and shareholder servicing fees" on the Statement of Operations.

Under the terms of the Fund Accounting Agreement with the Trust, Ultimus calculates the daily net asset value per share and maintains such books and records as are necessary to enable the Administrator to perform its duties. For these services, the Fund pays Ultimus a base fee of $2,000 per month, plus an asset-based fee at the annual rate of .01% of the average value of its daily net assets up to $500 million and .005% of such assets in excess of $500 million. In addition, the Fund pays all costs of external pricing services.

4. BANK LINE OF CREDIT

The Fund has an unsecured $25,000,000 bank line of credit. Borrowings under this arrangement bear interest at a rate determined by the bank at the time of borrowing. As of June 30, 2004, the Fund had no outstanding borrowings under the line of credit.

5.  CONTINGENCIES AND COMMITMENTS

The Fund indemnifies the Trust's officers and trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
================================================================================


To the Shareholders and Board of Trustees of the Oak Value Fund of the Oak Value Trust:

We have audited the accompanying statement of assets and liabilities of the Oak Value Fund, (the "Fund"), a series of the Oak Value Trust, including the schedule of investments, as of June 30, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods ended June 30, 2001 and June 30, 2000 were audited by other auditors whose report, dated August 3, 2001, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2004, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Oak Value Fund as of June 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Cincinnati, Ohio
August 13, 2004


TRUSTEES AND OFFICERS
======================================================================================================================
OFFICERS AND INTERESTED TRUSTEES. The table below sets forth certain information about each of the Trust's Interested
Trustees,  as well as its executive officers.

----------------------------------------------------------------------------------------------------------------------
                                                                                           NUMBER OF
                                            TERM OF                                        PORTFOLIOS       OTHER
                          POSITION(S)    OFFICE; TERM                                       IN FUND     DIRECTORSHIPS1
                           HELD WITH       SERVED IN         PRINCIPAL OCCUPATION(S)        COMPLEX        HELD BY
NAME, ADDRESS, AND AGE       TRUST           OFFICE            DURING PAST 5 YEARS          OVERSEEN       TRUSTEE
----------------------------------------------------------------------------------------------------------------------
Larry D. Coats, Jr.*       Trustee and      Indefinite;      President, Chief Executive         1            None
3100 Tower Blvd.           President        Since:           Officer and Portfolio Manager
Suite. 700                                  July 2003        with   Oak   Value  Capital
Durham, NC 27707                                             Management,  Inc; Prior  to
Age: 44                                                      July 2003  Executive   Vice
                                                             President   and   Portfolio
                                                             Manager   with  Oak   Value
                                                             Capital Management, Inc.
----------------------------------------------------------------------------------------------------------------------
Matthew F. Sauer*          Trustee and      Indefinite;      For more than the past five        1            None
3100 Tower Blvd.           Vice President   Since:           years, Mr. Sauer has been
Suite 700                                   February 2002    Senior Vice President, Director
Durham, NC 27707                                             of Research and Portfolio
Age: 42                                                      Manager with Oak Value
                                                             Capital Management, Inc.
----------------------------------------------------------------------------------------------------------------------
Robert G. Dorsey           Vice President   Indefinite;      For more than the past five        1            None
135 Merchant Street                         Since:           years, Mr. Dorsey has been a
Suite 230                                   July 2003        Managing Director of Ultimus
Cincinnati, OH 45246                                         Fund Solutions, LLC and
Age: 47                                                      Ultimus Fund Distributors,
                                                             LLC; the Fund's principal
                                                             underwriter.
----------------------------------------------------------------------------------------------------------------------
Mark J. Seger              Treasurer        Indefinite;      For more than the past five        1           None
135 Merchant Street                         Since:           years, Mr. Seger has been a
Suite 230                                   July 2003        Managing Director of Ultimus
Cincinnati, OH 45246                                         Fund Solutions, LLC and
Age: 42                                                      Ultimus Fund Distributors, LLC.
----------------------------------------------------------------------------------------------------------------------
John F. Splain             Secretary        Indefinite;      For more than the past five        1           None
135 Merchant Street                         Since:           years, Mr. Splain has been a
Suite 230                                   July 2003        Managing Director of Ultimus
Cincinnati, OH 45246                                         Fund Solutions, LLC and
Age: 47                                                      Ultimus Fund Distributors, LLC.
----------------------------------------------------------------------------------------------------------------------
*    Messrs. Coats and Sauer may  each be deemed to be  an "interested person," as defined  by  the 1940 Act, because of their employment with Oak Value Capital Management, Inc., the investment adviser to the Trust.
1    Directorships held in (1) any other investment companies  registered under the 1940 Act, (2) any company with a class  of  securities  registered pursuant to Section 12 of the  Securities  Exchange Act of 1934,
     as amended (the  "Exchange  Act") or (3) any company subject to the requirements of Section 15(d) of the
     Exchange Act.





                                                                                                          19


INDEPENDENT  TRUSTEES.  The following table sets forth certain information about the Trust's Independent Trustees.

----------------------------------------------------------------------------------------------------------------------
                                                                                           NUMBER OF
                                            TERM OF                                        PORTFOLIOS       OTHER
                          POSITION(S)    OFFICE; TERM                                       IN FUND     DIRECTORSHIPS1
                           HELD WITH       SERVED IN         PRINCIPAL OCCUPATION(S)        COMPLEX        HELD BY
NAME, ADDRESS, AND AGE       TRUST           OFFICE            DURING PAST 5 YEARS          OVERSEEN       TRUSTEE
----------------------------------------------------------------------------------------------------------------------
C.  Russell  Bryan         Trustee          Indefinite;      For more than the past five         1           None
112 Tryon Plaza                             Since:           years,  Mr. Bryan has been a
Suite 1500                                  May 1995         Managing Director of
Charlotte, NC 28284                                          Brookwood Associates, L.L.C.
Age: 44                                                      (an investment banking firm).
----------------------------------------------------------------------------------------------------------------------
John M. Day                Trustee          Indefinite;      For more than the past five         1           None
5151 Glenwood Ave.                          Since:           years, Mr. Day has been
Raleigh, NC 27612                           May 1995         Managing Partner, Maynard
Age: 50                                                      Capital Partners (an
                                                             investment firm).
----------------------------------------------------------------------------------------------------------------------
Joseph T. Jordan, Jr.      Trustee          Indefinite;      For more than the past five         1       Director of
1816 Front Street                           Since:           years, Mr. Jordan has served                  Cardinal
Suite 320                                   May 1995         as the President of Practice                 State Bank
Durham, NC 27705                                             Management Services, Inc. (a
Age: 58                                                      medical practice management
                                                             firm).
----------------------------------------------------------------------------------------------------------------------
Charles T. Manatt, Esq.    Trustee          Indefinite;      Founder,  Manatt,  Phelps  &        1           None
700 12th Street, N.W.                       Since:           Phillips, L.L.P. (a law firm);
Suite 1100                                  February 2002    from  1999-2001, served  as
Washington, DC 20005                                         U.S. Ambassador  to  the
Age: 68                                                      Dominican  Republic.
----------------------------------------------------------------------------------------------------------------------
1    Directorships held in (1) any other investment  companies  registered under the 1940 Act, (2) any company with a class of securities  registered pursuant to Section 12 of the  Securities  Exchange  Act of 1934, as amended
     (the  "Exchange  Act") or (3) any company  subject  to the  requirements  of Section 15(d) of the Exchange Act.

The  Statement  of  Additional  Information ("SAI") includes  additional information about the Trust's Trustees and officers.  To obtain a copy of the SAI, without charge, call (800) 622-2474.

                      This page intentionally left blank.

                              OAK VALUE FUND

                              INVESTMENT ADVISER
                              Oak Value Capital Management, Inc.
                              3100 Tower Boulevard, Suite 700
                              Durham, North Carolina 27707
                              1-800-680-4199
                              www.oakvaluefund.com

                              ADMINISTRATOR
                              Ultimus Fund Solutions, LLC
                              135 Merchant Street, Suite 230
                              Cincinnati, Ohio 45246

                              INDEPENDENT AUDITORS
                              Deloitte & Touche LLP
                              250 East Fifth Street
                              Suite 1900
                              Cincinnati, Ohio 45202

                              CUSTODIAN
                              US Bank, N.A.
                              425 Walnut Street
                              Cincinnati, Ohio 45202

                              BOARD OF TRUSTEES
                              C. Russell Bryan
                              Larry D. Coats, Jr.
                              John M. Day
                              Joseph T. Jordan, Jr.
                              Charles T. Manatt
                              Matthew F. Sauer

                              OFFICERS
                              Larry D. Coats, Jr., President
                              Matthew F. Sauer, Vice President
                              Robert G. Dorsey, Vice President
                              Mark J. Seger, Treasurer
                              John F. Splain, Secretary

     This report is for the information of the shareholders of the Oak Value Fund. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

     A  description  of the policies and  procedures  that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-800-622-2474, or on the Securities and Exchange Commission's website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-800-622-2474, or on the Securities and Exchange Commission's website at http://www.sec.gov.

PART C.  OTHER INFORMATION
         -----------------

Item 22. EXHIBITS
-------  --------

     (a)  (i)  Agreement  and  Declaration  of  Trust--Incorporated   herein  by
               reference to Registrant's Post-Effective Amendment No. 2 filed on
               November 1, 1996

          (ii) Amendment to Agreement and Declaration of Trust--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 9 filed on October 28, 2002

     (b)  Bylaws--Incorporated   herein  by  reference  to   Registrant's   Post
          -Effective Amendment No. 2 filed on November 1, 1996

     (c) Incorporated herein by reference to Agreement and Declaration of Trust and Bylaws


     (d) Investment Advisory Agreement with Oak Value Capital Management, Inc.--Filed herewith

     (e)  Distribution     Agreement    with    Ultimus    Fund    Distributors,
          LLC--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 10 filed on October 28, 2003


     (f)  Inapplicable

     (g) Custody Agreement with US Bank, N.A.--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 9 filed on October 28, 2002


     (h)  (i)  Administration    Agreement    with   Ultimus   Fund   Solutions,
               LLC--Incorporated  herein by reference to Registrant's  Post-
               Effective Amendment No. 10 filed on October 28, 2003

          (ii) Transfer Agent and Shareholder Services Agreement with Ultimus Fund Solutions, LLC--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 10 filed on October 28, 2003

          (iii)Fund   Accounting   Agreement   with  Ultimus   Fund   Solutions,
               LLC--Incorporated    herein   by   reference   to    Registrant's
               Post-Effective Amendment No. 10 filed on October 28, 2003


          (iv) License  Agreement  with  Oak  Value  Capital  Management,   Inc.
               Incorporated herein by reference to Registrant's Post-Effective Amendment No. 2 filed on November 1, 1996

     (i)  Opinion and Consent of Morgan, Lewis & Bockius--Filed herewith


     (j)  Consent  of  Independent   Registered  Public  Accounting  Firm--Filed
          herewith


     (k)  Inapplicable

     (l)  Inapplicable

     (m)  Inapplicable

     (n)  Inapplicable

     (o)  Inapplicable


     (p)  (i) Code of Ethics--Filed herewith

          (ii) Code of Ethics of Oak Value Capital Management, Inc.--Filed herewith


          (iii) Code of Ethics of Ultimus Fund Distributors, LLC--Filed herewith


Item 23.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT
-------   -------------------------------------------------------------

     No person is directly or indirectly controlled by or under common control with the Registrant.

Item 24.  INDEMNIFICATION
-------   ---------------

     Article VIII of the Registrant's Agreement and Declaration of Trust provides for indemnification of officers and Trustees as follows:

          "Section 8.4 Indemnification of Trustees and Officers. Subject to the limitations set forth in this Section 8.4, the Trust shall indemnify (from the assets of the Fund or Funds to which the conduct in question relates) each of its Trustees and officers, including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (referred to hereinafter, together with such Person's heirs, executors, administrators or other legal representatives, as a "Covered Person") against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, except with respect to any matter as to which it has been determined that such Covered Person (i) did not act in good faith in the reasonable belief that his action was in or not opposed to the best interests of the Trust or (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office (either and both of the conduct described in clauses (i) and (ii) above being referred to hereinafter as "Disabling Conduct").

          A determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that such Covered Person was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative action against such Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that such Covered Person was not liable by reason of Disabling Conduct by (a) vote of a majority of a quorum of Trustees who are either "interested persons" of the Trust as the quoted phrase is defined in Section
          2(a)(19) of the 1940 Act nor parties to the action, suit or other proceeding on the same or similar grounds is then or has been pending or threatened (such quorum of such Trustees being referred to hereinafter as the "Disinterested Trustees"), or (b) an independent legal counsel in a written opinion. Expenses, including accountants' and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Fund or Funds to which the conduct in question related in advance of the final disposition of any such action, suit or proceeding; provided, that the Covered Person shall have undertaken to repay the amounts so paid if it is ultimately determined that indemnification of such expenses is not authorized under this Article VIII and if (i) the Covered Person shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of the Disinterested Trustees, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full inquiry), that there is reason to believe that the Covered Person ultimately will be entitled to indemnification hereunder.

          SECTION 8.5 Compromise Payment. As to any matter disposed of by a compromise payment by any Covered Person referred to in Section 8.4 hereof, pursuant to a consent decree or otherwise, no such indemnification either for said payment or for any other expenses shall be provided unless such indemnification shall be approved (i) by a majority of the Disinterested Trustees or (ii) by an independent legal counsel in a written opinion. Approval by the Disinterested Trustees pursuant to clause (i) shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with either of such clauses as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such Covered Person's action was in or not opposed to the best interests of the Trust or to have been liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

          SECTION 8.6 Indemnification Not Exclusive. The right of indemnification provided by this Article VIII shall not be exclusive of or affect any other rights to which any Covered Person may be entitled. Nothing contained in this Article VIII shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other Persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person."

     The Investment Advisory Agreement with Oak Value Capital Management, Inc. (the "Adviser") provides for indemnification of the Adviser as follows:

          "Subject to the limitations set forth in this Section 8(b), the Trust shall indemnify, defend and hold harmless (from the assets of the
          Fund) the Adviser against all loss, damage and liability, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by the Adviser in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, related to or resulting from this Agreement or the performance of services hereunder, except with respect to any matter as to which it has been determined that the loss, damage or liability is a direct result of (i) a breach of fiduciary duty with respect to the receipt of compensation for services; or (ii) willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by it of its duties under this Agreement (either and both of the conduct described in clauses (i) and (ii) above being referred to hereinafter as "Disabling Conduct"). A determination that the Adviser is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Adviser was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against the Adviser for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the Adviser was not liable by reason of Disabling Conduct by (a) vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust as the quoted phrase is defined in Section 2(a)(19) of the 1940 Act nor parties to the action, suit or other proceeding on the same or similar grounds that is then or has been pending or threatened (such quorum of such Trustees being referred to hereinafter as the "Independent Trustees"), or (b) an independent legal counsel in a written opinion. Expenses, including accountants' and counsel fees so incurred by the Adviser (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Fund in advance of the final disposition of any such action, suit or proceeding; provided, that the Adviser shall have undertaken to repay the amounts so paid if it is ultimately determined that indemnification of such expenses is not authorized under this Section 8(b) and if (i) the Adviser shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of the Independent Trustees, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Adviser ultimately will be entitled to indemnification hereunder.

          As to any matter disposed of by a compromise payment by the Adviser referred to in this Section 8(b), pursuant to a consent decree or otherwise, no such indemnification either for said payment or for any other expenses shall be provided unless such indemnification shall be approved (i) by a majority of the Independent Trustees or (ii) by an independent legal counsel in a written opinion. Approval by the Independent Trustees pursuant to clause (i) shall not prevent the recovery from the Adviser of any amount paid to the Adviser in accordance with either of such clauses as indemnification if the
          Adviser is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that the Adviser's action was in or not opposed to the best interests of the Fund or to have been liable to the Fund or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in its conduct under the Agreement.

          The right of indemnification provided by this Section 8(b) shall not be exclusive of or affect any of the rights to which the Adviser may be entitled. Nothing contained in this Section 8(b) shall affect any rights to indemnification to which Trustees, officers or other personnel of the Trust, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

          The Board of Trustees of the Trust shall take all such action as may be necessary and appropriate to authorize the Fund hereunder to pay the indemnification required by the Section 8(b) including, without limitation, to the extent needed, to determine whether the Adviser is entitled to indemnification hereunder and the reasonable amount of any indemnity due to it hereunder, or employ independent legal counsel for that purpose."

     The Distribution Agreement with Ultimus Fund Distributors, LLC (the "Distributor") provides that the Distributor, its directors, officers, employees, partners, shareholders and control persons shall not be liable for any error of judgment or mistake of law or for any loss suffered by Registrant in connection with the matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of any of such persons in the performance of Distributor's duties or from the reckless disregard by any of such persons of Distributor's obligations and duties under the Agreement. Registrant will advance attorneys' fees or other expenses incurred by any such person in defending a proceeding, upon the undertaking by or on behalf of such person to repay the advance if it is ultimately determined that such person is not entitled to indemnification.

     The Registrant maintains a standard mutual fund and investment advisory professional and directors and officers liability policy. The policy provides coverage to the Registrant, its Trustees and officers, and the Adviser. Coverage under the policy includes losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

Item 25.  BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER
-------   --------------------------------------------------------


     The Adviser was organized in 1992 and has assets under management in excess of $1.3 billion as of June 30, 2004. In addition to providing investment advisory services to the Registrant, the Adviser provides investment advisory services to individual and institutional accounts.


     The directors and executive officers of the Adviser set forth below have not engaged in any other business, profession, vocation or employment of a substantial nature at any time during the past two years:

     David R. Carr, Jr.--Chairman, Director and Chief Investment Officer of the Adviser since January 1992

     Larry D. Coats, Jr.--President, Chief Executive Officer and Director of the Adviser; joined the Adviser in January 1994

     Matthew F. Sauer--Senior Vice President, Director of Research, Assistant Treasurer, Assistant Secretary and Director of the Adviser; joined the Adviser in December 1992


     Margaret C. Landis--Senior Vice President, Secretary, Treasurer, Director of Compliance and Director of the Adviser; joined the Adviser in January 1992


Item 26.  PRINCIPAL UNDERWRITERS
-------   ----------------------


     (a) Ultimus Fund Distributors, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, also acts as the principal underwriter for the following other investment companies: Hussman Investment Trust, Williamsburg Investment Trust, The Shepherd Street Funds, Inc., Profit Funds Investment Trust, The Arbitrage Funds, The GKM Funds, Veracity Funds and TFS Capital Investment Trust.


                                 Position with              Position with
     (b)  Name                   Distributor                Registrant
          -----------------      ------------------         -----------------
          Robert G. Dorsey       President/Managing         Vice President
                                 Director

          John F. Splain         Secretary/Managing         Secretary
                                 Director

          Mark J. Seger          Treasurer/Managing         Treasurer
                                 Director

          Theresa M. Bridge      Vice President             Assistant Treasurer

          Wade R. Bridge         Vice President             Assistant Secretary

          Steven F. Nienhaus     Vice President             None


     The address of all of the above-named persons is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.


     (c)  Inapplicable

Item 27.  LOCATION OF ACCOUNTS AND RECORDS
-------   --------------------------------


     Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be maintained by the Registrant at its offices located at 3100 Tower Boulevard, Suite 700, Durham North Carolina 27707, as well as at the office of the Registrant's administrator, Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Item 28.  MANAGEMENT SERVICES NOT DISCUSSED IN PARTS A OR B
-------   -------------------------------------------------

     Inapplicable

Item 29.  UNDERTAKINGS
-------   ------------

     Inapplicable

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed below on its behalf by the undersigned, thereunto duly authorized, in the City of Durham and State of North Carolina, on the 28th day of October, 2004.


                                     OAK VALUE TRUST

                                     By: /s/ Larry D, Coats, Jr.
                                         -------------------------------
                                     Larry D. Coats, Jr.
                                     President


     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                           Title                 Date
---------                           -----                 ----
/s/ Larry D. Coats, Jr.             President             October 28, 2004
--------------------------
Larry D. Coats, Jr.


/s/ Mark J. Seger                   Treasurer             October 28, 2004
--------------------------
Mark J. Seger

         *                          Trustee
--------------------------
John M. Day

         *                          Trustee               /s/ John F. Splain
--------------------------                                --------------------
Joseph T. Jordan, Jr.                                     John F. Splain
                                                          Attorney-in-fact*
                                                          October 28, 2004
         *                          Trustee
--------------------------
Charles T. Manatt

         *                          Vice President
--------------------------          and Trustee
Matthew F. Sauer

                                INDEX TO EXHIBITS
                                -----------------
     Item
    ------

     22(d)      Investment Advisory Agreement with Oak Value Capital Management,
                Inc.

     22(i)      Opinion and consent of Morgan, Lewis & Bockius LLP

     22(j)      Consent of Independent Registered Public Accounting Firm

     22(p)(i)   Code of Ethics of Registrant

     22(p)(ii)  Code of Ethics of Oak Value Capital Management, Inc.

     22(p)(iii) Code of Ethics of Ultimus Fund Distributors, LLC